UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number:

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2018

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2018 (unaudited)

(in thousands, except per share amounts)

ASSETS
Cash	$2,635
Foreign currency (cost $328)	325
Interest receivable	14,996
Unaffiliated investments, at value (cost $6,027,098) including:	6,270,810
Marketable securities, at value $5,858,209
Equity securities and call options, at value $412,601
Affiliated investments, at value (cost $5,541,020)	77,735,704
Investment in controlled affiliate (cost $0)	635,000
Receivable for investments sold	144,369
Other assets	155,087

Total assets	$84,958,926

LIABILITIES
Deferred tax liabilities on unrealized appreciation	$16,233,595
Margin loan payable	3,045,770
Convertible notes	1,406,409
Deferred and other tax liabilities (Note 11)	1,284,425
Written warrants (premiums received $91,510)	217,774
Payable for investments purchased	82,435
Payable to directors, officers and employees	7,312
Payable to advisors	637
Other liabilities	53,694

Total liabilities	$22,332,051

Net assets	$62,626,875

Net assets consist of:
Paid-in capital	$6,935,627
Accumulated net investment loss	(779,124)
Accumulated realized gain	225,556
Unrealized appreciation on investments, net of deferred taxes	56,244,816

Total net assets	$62,626,875

Shares outstanding	800,508,196
NAV per share	$78.23

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2018 (unaudited)

($ in 000’s, except strike prices)

Description		Expiration	Principal $ / Shares / Units	Fair Value $
Affiliated Investments at Fair Value — 124.1%
Online Services and e-Commerce
Common shares — 124.1%
Alibaba Group Holding Limited (1)(2)(3)(4)			383,565,416	71,162,892
Yahoo Japan Corporation (2)(3)			1,977,282,200	6,569,518
Other common shares in affiliated investments at fair value — 0.0%
Gomaji Corp., Ltd. (3)			3,521,942	3,294
Total Affiliated Investments at Fair Value (Cost — $5,541,020)				77,735,704
Unaffiliated Investments at Fair Value — 0.0%
Internet Software & Services
Common shares — 0.0%
SeatGeek, Inc. (1)(5)			47,463	185
Total Common Shares (Cost — $9)				185
Preferred shares — 0.0%
Paperless Inc. — Series D Preferred (1)(5)			1,084,430	5,422
Total Preferred Shares (Cost — $14,000)				5,422
Warrants — 0.0%
Internet Software & Services
Eastman Kodak Co. — Exercise Price: $14.93 (1)		9/3/2018	400	—
Total Warrants (Cost — $0)				—

	Rate % (6)	Final Maturity (7)	Principal $	Fair Value $
Fixed Income Securities
Money Market Funds — 0.7%
Fidelity Government Portfolio — Class I	1.77		66,846	66,846
Invesco Government and Agency Portfolio — Institutional Class	1.80		345,907	345,907
JP Morgan US Government Money Market Fund — Capital Class	1.79		15,672	15,672
Total Money Market Investments (Cost — $428,425)			428,425	428,425

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (8)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 1.1%
Financial — 0.6%
Berkshire Hathaway Finance Corp.	Floating	3.03 (3 month LIBOR USD + 0.69)	3/15/2019	5,102	5,126
Berkshire Hathaway Inc.	Fixed	1.15	8/15/2018	15,000	14,980
Berkshire Hathaway Inc.	Floating	2.51 (3 month LIBOR USD + 0.15)	8/6/2018	7,907	7,909
Branch Banking and Trust Co.	Floating	2.89 (3 month LIBOR USD + 0.53)	5/1/2019	12,500	12,542
Fifth Third Bank	Fixed	2.15	8/20/2018	13,000	12,998
Jackson National Life Global Funding	Fixed	1.88	10/15/2018	15,989	15,962
Mass Mutual Global Funding II	Fixed	2.10	8/2/2018	24,845	24,839
National Rural Utilities Coop Finance Corp	Fixed	1.65	2/8/2019	275	273
National Rural Utilities Coop Finance Corp	Fixed	10.38	11/1/2018	13,982	14,340
National Rural Utilities Coop Finance Corp	Floating	2.52 (3 month LIBOR USD + 0.20)	4/5/2019	14,952	14,958
New York Life Global Funding	Fixed	1.55	11/2/2018	29,500	29,407
Pricoa Global Funding I	Fixed	1.90	9/21/2018	16,263	16,238
Principal Life Global Funding II	Fixed	1.50	4/18/2019	3,870	3,833
Principal Life Global Funding II	Fixed	2.25	10/15/2018	14,148	14,138
Protective Life Global Funding	Floating	2.76 (3 month LIBOR USD + 0.42)	3/29/2019	10,000	10,014
Royal Bank of Canada	Fixed	2.20	7/27/2018	10,000	9,998
Toronto-Dominion Bank	Fixed	2.63	9/10/2018	25,000	25,008
U.S. Bancorp	Fixed	1.95	11/15/2018	28,000	27,941
U.S. Bancorp	Floating	2.83 (3 month LIBOR USD + 0.49)	11/15/2018	12,250	12,267
USAA Capital Corp.	Floating	2.59 (3 month LIBOR USD + 0.23)	2/1/2019	2,520	2,522
Wells Fargo Bank N.A.	Fixed	1.80	11/28/2018	38,000	37,877
Westpac Banking Corp	Fixed	1.95	11/23/2018	28,500	28,433
Total				341,603	341,603

Industrial — 0.5%
3M Co.	Fixed	1.38	8/7/2018	15,000	14,985
Altera Corp	Fixed	2.50	11/15/2018	4,500	4,500
American Honda Finance Corp	Fixed	1.50	11/19/2018	19,500	19,421
American Honda Finance Corp	Fixed	2.13	10/10/2018	20,000	19,982
American Honda Finance Corp	Floating	2.61 (3 month LIBOR USD + 0.28)	11/19/2018	11,172	11,184
Apple Inc.	Fixed	1.70	2/22/2019	12,000	11,945
Apple Inc.	Floating	3.15 (3 month LIBOR USD + 0.82)	2/22/2019	7,000	7,038
Caterpillar Financial Services Corp.	Fixed	1.80	11/13/2018	18,300	18,250
Chevron Corp	Fixed	1.79	11/16/2018	7,000	6,984
Daimler Finance North America LLC	Fixed	2.00	8/3/2018	8,215	8,211

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (8)	Final Maturity	Principal $	Fair Value $
Home Depot Inc.	Fixed	2.25	9/10/2018	3,400	3,399
John Deere Capital Corporation	Fixed	1.60	7/13/2018	6,000	5,999
John Deere Capital Corporation	Fixed	1.65	10/15/2018	7,394	7,377
John Deere Capital Corporation	Fixed	1.75	8/10/2018	431	431
John Deere Capital Corporation	Floating	2.90 (3 month LIBOR USD + 0.57)	1/8/2019	12,500	12,533
Johnson & Johnson	Floating	2.57 (3 month LIBOR USD + 0.27)	3/1/2019	2,339	2,344
Lowe’s Companies Inc.	Floating	2.94 (3 month LIBOR USD + 0.60)	9/14/2018	1,940	1,942
Microsoft Corp	Fixed	1.30	11/3/2018	32,582	32,461
Oracle Corp	Fixed	2.38	1/15/2019	5,000	4,999
Paccar Inc.	Fixed	1.75	8/14/2018	7,600	7,593
Qualcomm Inc.	Fixed	1.85	5/21/2019	15,000	14,970
Shell International Finance BV	Fixed	1.63	11/10/2018	4,000	3,986
Shell International Finance BV	Fixed	1.90	8/10/2018	8,000	7,996
Shell International Finance BV	Fixed	2.00	11/15/2018	20,000	19,958
Toyota Motor Credit Corporation	Fixed	2.00	10/24/2018	20,000	19,968
Toyota Motor Credit Corporation	Floating	2.59 (3 month LIBOR USD + 0.26)	1/9/2019	2,000	2,002
Toyota Motor Credit Corporation	Floating	2.74 (3 month LIBOR USD + 0.39)	1/17/2019	6,000	6,012
Toyota Motor Credit Corporation	Floating	3.15 (3 month LIBOR USD + 0.82)	2/19/2019	5,359	5,386
Toyota Motor Credit Corporation	Floating	2.80 (3 month LIBOR USD + 0.46)	7/13/2018	13,731	13,733
Walt Disney Company	Floating	2.65 (3 month LIBOR USD + 0.32)	1/8/2019	20,000	20,027
Total				315,963	315,616
Total Corporate Debt (Cost — $658,417)				657,566	657,219

		Rate % (9)
Commercial Paper — 2.2%
3M Co.	Zero Coupon	1.92	7/10/2018	35,000	34,981
ABN Amro Funding USA LLC	Zero Coupon	1.86	7/9/2018	25,000	24,988
ABN Amro Funding USA LLC	Zero Coupon	1.86	7/12/2018	30,000	29,982
ABN Amro Funding USA LLC	Zero Coupon	1.89	7/16/2018	30,000	29,975
Cummins Inc.	Zero Coupon	2.04	7/10/2018	5,000	4,997
Cummins Inc.	Zero Coupon	2.01	7/5/2018	33,000	32,991
Danske Corp	Zero Coupon	2.27	8/3/2018	10,000	9,979
Danske Corp	Zero Coupon	2.27	8/2/2018	75,000	74,845
Eli Lilly and Co.	Zero Coupon	1.94	7/9/2018	35,000	34,983
Emerson Electric Co.	Zero Coupon	1.91	7/6/2018	50,000	49,984
Emerson Electric Co.	Zero Coupon	1.96	7/31/2018	7,000	6,988
Exxon Mobil Corp	Zero Coupon	1.92	7/6/2018	35,000	34,989
Exxon Mobil Corp	Zero Coupon	1.88	7/16/2018	90,000	89,925
Federation des Caisses Desjardins du Quebec	Zero Coupon	2.01	7/3/2018	10,755	10,753
Henkel US Operations Corp	Zero Coupon	2.04	7/30/2018	60,000	59,899

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (9)	Final Maturity	Principal $	Fair Value $
ING (U.S.) Funding LLC	Zero Coupon	1.83	7/10/2018	15,000	14,992
ING (U.S.) Funding LLC	Zero Coupon	1.87	7/16/2018	30,000	29,975
ING (U.S.) Funding LLC	Zero Coupon	1.89	7/24/2018	19,000	18,976
ING (U.S.) Funding LLC	Zero Coupon	2.33	8/6/2018	40,000	39,905
John Deere Capital Corporation	Zero Coupon	1.99	7/9/2018	13,500	13,493
Koch Resources, LLC	Zero Coupon	1.98	7/2/2018	50,000	49,995
National Securities Clearing Corporation	Zero Coupon	1.90	7/3/2018	40,000	39,994
National Securities Clearing Corporation	Zero Coupon	2.06	7/10/2018	40,000	39,977
Nestle Capital Corp	Zero Coupon	1.95	8/1/2018	80,000	79,862
Nissan Motor Acceptance Corporation	Zero Coupon	2.15	8/3/2018	15,000	14,970
One Gas, Inc.	Zero Coupon	1.99	7/9/2018	17,000	16,992
Paccar Financial Corp	Zero Coupon	1.97	7/3/2018	30,000	29,995
Paccar Financial Corp	Zero Coupon	1.99	7/10/2018	47,300	47,274
Roche Holdings, Inc.	Zero Coupon	1.94	7/10/2018	14,000	13,993
Santander UK PLC	Zero Coupon	2.01	7/5/2018	25,000	24,993
Simon Property Group, L.P.	Zero Coupon	1.94	7/2/2018	10,000	9,999
Simon Property Group, L.P.	Zero Coupon	1.93	7/5/2018	21,000	20,994
Societe Generale	Zero Coupon	2.32	7/31/2018	25,000	24,951
The Coca-Cola Company	Zero Coupon	2.05	8/7/2018	30,000	29,935
The Coca-Cola Company	Zero Coupon	2.05	8/1/2018	50,000	49,909
The Coca-Cola Company	Zero Coupon	2.06	8/3/2018	32,200	32,138
The Coca-Cola Company	Zero Coupon	2.06	8/6/2018	15,000	14,968
The Hershey Co.	Zero Coupon	1.97	7/9/2018	35,000	34,983
United Parcel Service, Inc.	Zero Coupon	1.88	7/9/2018	35,000	34,984
Walmart Inc.	Zero Coupon	1.98	7/9/2018	74,000	73,963
Walmart Inc.	Zero Coupon	1.99	7/10/2018	60,000	59,967
Total Commercial Paper (Cost — $1,392,509)				1,393,755	1,392,436

		Rate % (8)
Certificates of Deposits — 0.4%
Bank of Montreal	Fixed	2.25	8/10/2018	75,000	75,000
BNP Paribas	Fixed	2.26	8/3/2018	80,000	80,000
ING (U.S.) Funding LLC	Floating	2.17 (1 month LIBOR USD + 0.19)	8/1/2018	14,000	14,000
ING (U.S.) Funding LLC	Floating	2.22 (1 month LIBOR USD + 0.17)	7/9/2018	35,000	35,000
Wells Fargo Bank N.A.	Floating	2.31 (1 month LIBOR USD + 0.22)	8/9/2018	15,000	15,000
Total Certificates of Deposits (Cost — $219,000)				219,000	219,000
Agency Bonds — 0.1%
Federal National Mortgage Association	Fixed	0.85	7/13/2018	20,000	19,994
Federal Home Loan Banks	Fixed	0.63	8/7/2018	20,300	20,273
Federal Home Loan Mortgage Corp	Fixed	1.05	7/27/2018	20,000	19,988
Federal Home Loan Mortgage Corp	Fixed	1.35	1/25/2019	20,000	19,889
Total Agency Bonds (Cost — $80,298)				80,300	80,144

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (9)	Final Maturity	Principal $	Fair Value $
Agency Notes — 0.6%
Federal Home Loan Banks	Zero Coupon	1.10	7/6/2018	89,210	89,191
Federal Home Loan Banks	Zero Coupon	0.97	7/5/2018	82,600	82,587
Federal Home Loan Banks	Zero Coupon	1.62	7/18/2018	8,000	7,993
Federal Home Loan Banks	Zero Coupon	1.70	7/27/2018	75,000	74,903
Federal Home Loan Banks	Zero Coupon	1.72	7/31/2018	78,600	78,481
Federal Home Loan Banks	Zero Coupon	1.77	8/1/2018	30,000	29,952
Total Agency Notes (Cost — $363,098)				363,410	363,107

U.S. Government Debt — 3.9%
United States Treasury	Zero Coupon	0.85	7/5/2018	80,000	79,989
United States Treasury	Zero Coupon	1.32	7/12/2018	25,000	24,988
United States Treasury	Zero Coupon	1.50	7/19/2018	100,000	99,918
United States Treasury	Zero Coupon	1.57	7/26/2018	100,000	99,884
United States Treasury	Fixed	2.25	7/31/2018	17,800	17,806
United States Treasury	Zero Coupon	1.65	8/2/2018	100,000	99,847
United States Treasury (4)	Fixed	0.75	9/30/2018	702,242	700,104
United States Treasury	Fixed	0.75	10/31/2018	47,600	47,404
United States Treasury (4)	Fixed	1.50	12/31/2018	650,990	648,829
United States Treasury (4)	Fixed	1.13	2/28/2019	655,864	651,047
Total U.S. Government Debt (Cost — $2,471,297)				2,479,496	2,469,816

Total Short Term Fixed Income Securities (Cost — $5,184,619) — 8.3%				5,193,527	5,181,722
Long Term
Corporate Debt — 0.4%
Financial — 0.2%
Branch Banking and Trust Co.	Floating	2.80 (3 month LIBOR USD + 0.45)	1/15/2020	4,000	4,016
Berkshire Hathaway Finance Corp.	Floating	2.66 (3 month LIBOR USD + 0.32)	1/10/2020	2,500	2,509
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	19,456
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	6,836
U.S. Bank N.A	Fixed	2.05	10/23/2020	25,000	24,408
Wells Fargo Bank N.A.	Fixed	2.60	1/15/2021	35,000	34,445
Total				93,500	91,670

Industrial — 0.2%
American Honda Finance Corp	Fixed	2.45	9/24/2020	20,000	19,747
American Honda Finance Corp	Fixed	2.65	2/12/2021	12,500	12,398
American Honda Finance Corp	Floating	2.57 (3 month LIBOR USD + 0.21)	2/12/2021	12,500	12,507
Apple Inc.	Floating	2.56 (3 month LIBOR USD + 0.20)	2/7/2020	13,506	13,543
Apple Inc.	Floating	2.43 (3 month LIBOR USD + 0.07)	5/11/2020	7,000	7,005
Chevron Corp	Floating	2.53 (3 month LIBOR USD + 0.21)	3/3/2020	12,000	12,028

See Notes to Consolidated Financial Statements.

	Rate Type	Rate % (9)	Final Maturity	Principal $	Fair Value $
Cisco Systems Inc.	Floating	2.66 (3 month LIBOR USD + 0.34)	9/20/2019	11,000	11,035
Daimler Finance North America LLC	Fixed	2.30	1/6/2020	18,543	18,298
Honeywell International Inc.	Floating	2.64 (3 month LIBOR USD + 0.28)	10/30/2019	3,563	3,574
Intel Corp	Floating	2.44 (3 month LIBOR USD + 0.08)	5/11/2020	11,000	11,010
John Deere Capital Corporation	Floating	2.63 (3 month LIBOR USD + 0.30)	3/13/2020	8,140	8,159
Siemens Financieringsmaatschappij N.V.	Floating	2.67 (3 month LIBOR USD + 0.34)	3/16/2020	15,000	15,054
Toyota Motor Credit Corporation	Floating	2.61 (3 month LIBOR USD +0.26)	4/17/2020	12,000	12,034
Total				156,752	156,392
Total Corporate Debt (Cost — $249,180)				250,252	248,062

Total Long Term Fixed Income Securities (Cost — $249,180) — 0.4%				250,252	248,062

Call Options (5)(10)	Counterparty	# of Contracts	Strike Price $	Expiration	Notional Amount $	Fair Value $
Call Options — 0.6%
Altaba Inc.	JP Morgan	1	53.43	12/1/2018	525,311	148,003
Altaba Inc.	Goldman Sachs	1	53.43	12/1/2018	525,311	148,003
Altaba Inc.	Citibank	1	53.43	12/1/2018	196,967	55,494
Altaba Inc.	Morgan Stanley	1	53.43	12/1/2018	196,967	55,494
Total Call Options (Premiums Paid — $150,865)					1,444,556	406,994
Total Unaffiliated Investments (Cost — $6,027,098)					5,872,204	6,270,810

	Units	Fair Value $
Investment in Controlled Affiliate
Internet Software & Services
Excalibur IP, LLC (1)(5)	3,497	635,000
Total Investment in Controlled Affiliate (Cost — $0) — 1.0%		635,000

Total Investments — 135.1%		84,641,514
Liability for Convertible Notes — (2.2)%		(1,406,409)
Liability for Margin Loan Payable — (4.9)%		(3,045,770)
Other Liabilities/Other Assets — (28.0)%		(17,562,460)

Net Assets Applicable to Common Shares — 100%		$62,626,875

(1)	Non-income producing securities.

(2)

The Fund is a party to a registration rights agreement with respect to its Alibaba shares. The registration rights agreement contains certain provisions restricting the ability to sell the Alibaba shares in certain circumstances. As of June 30, 2018, some of the Fund’s Alibaba shares were held in the form of ordinary shares. The Alibaba ordinary shares would need to be converted to American Depository Shares prior to any sale on the New York Stock Exchange. As of June 30, 2018, the Fund also is a party to a joint venture agreement relating to Yahoo Japan. The joint venture agreement contains certain provisions restricting the ability of the Fund to sell shares of Yahoo Japan in certain circumstances. For the further description of these investments, see the Fund’s Registration Statement on Form N-2 and see Note 18 “Subsequent Events” for additional information.

See Notes to Consolidated Financial Statements.

(3)	Restricted security. Resale is contigent on issuer consent, aggregate holdings equal 124.1% of the net assets of the Fund.

(4)

All or a portion of this security has been pledged as collateral in connection with the Fund’s margin loan agreement. As of June 30, 2018, the number of Alibaba shares pledged as collateral was 48,125,000 and the total value of securities pledged as collateral for the margin loan agreement was $7.2 billion as well as approximately $2 billion of cash and short term investments.

(5)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal 1.7% of the net assets of the Fund.

(6)	Presented rate represents the Money Market Fund’s average 7-day % yield.

(7)	Money Market Funds do not have a set maturity date.

(8)	Coupon rate %.

(9)	Rate presented is Yield as of June 30, 2018.

(10)	American-style options.

Written Warrants (1)(2)(3)	Weighted Average Strike Price $	Expiration(1)	# of Contracts	Fair Value $
Total Value of Written Warrants (Premiums Received — $91,510)	68.42	3/1/19 — 5/24/19	4	(217,774)

(1)	European style warrants.

(2)

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a material change to the trading price of Altaba’s common stock or the value of the written warrants. To date, following the annoucnement of the Stock Purchase Agreement pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., three Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices to a weighted average strike price of $68.42. The adjusted weighted average strike price of $68.42 was used in estimating the fair vaue of the written warrants as of June 30, 2018. Altaba is challenging the proposed adjustments made by the written warrant Counterparties. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018. See Note 5 “Quantitative Disclosure of Derivative Holdings” for additional information.

(3)	Fair-value security. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal (0.3)% of the net assets of the Fund.

At June 30, 2018, the tax cost basis of the Fund’s investments and derivatives was $13,798,100 and the unrealized appreciation and depreciation were $70,629,561 and ($3,921), respectively, with a net unrealized appreciation of $70,625,640.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 1, 2018 through June 30, 2018 (unaudited)

(in thousands)

INVESTMENT INCOME
Dividend income from Affiliate, net of withholding tax of $8.4 million	$159,590
Interest income	52,000

Total investment income	211,590

EXPENSES
Interest expense	82,192
Professional fees	25,529
Directors, officers and employees compensation and benefits	11,349
General and administrative costs	1,644
Outside administrative fees	860
Other expenses	5,570
Legal and other settlements	35,000

Total expenses	162,144

Net investment income, before current and deferred taxes	49,446
Current and deferred income tax benefit	22,793

Net investment income	$72,239

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	$80,734
Unaffiliated written warrants, before current and deferred taxes	(49,170)
Affiliated investments, before current and deferred taxes	227,827
Current and deferred income tax expense	(47,332)

Net realized gain	212,059

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	(38,965)
Unaffiliated written warrants, before current and deferred taxes	24,970
Affiliated investments, before current and deferred taxes	2,204,797
Current and deferred income tax expense	(541,102)

Net change in unrealized appreciation	$1,649,700

Net realized and unrealized gain on investments	1,861,759

Net increase in net assets resulting from operations	$1,933,998

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from January 1, 2018 through June 30, 2018 (unaudited)

(in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,933,998
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of long term investments	(386,027)
Proceeds from sale and maturity of long term investments	2,196,270
Purchases of short term investments	(14,174,347)
Net proceeds from sale and maturity of short term investments and money market funds	11,185,200
Net accretion of premiums/discounts	(15,480)
Accretion of convertible notes discount	36,423
Interest payable on margin loan	45,770
Net realized gain on investments	(259,391)
Net change in unrealized appreciation on investments	(2,190,805)
Realized gain on foreign currency transactions	(3,325)
(Increase) decrease in operating assets:
Interest receivable	(1,186)
Other assets	(18,057)
Receivable for investment securities sold	(144,369)
Increase (decrease) in operating liabilities:
Deferred tax liabilities on unrealized appreciation	541,102
Payable for investments purchased	82,435
Deferred and other tax liabilities, net of tax payments	30,155
Payable to directors, officers and employees	1,970
Payable to advisors	(196)
Other liabilities	(64,540)

Net cash used in operating activities	(1,240,400)

CASH FLOWS FROM FINANCING ACTIVITIES
Margin loan payable	3,000,000
Repurchase of common stock	(1,787,360)
Offering expenses associated with issuance of common shares	(5,682)

Net cash provided by financing activities	1,206,958

NET CHANGE IN CASH	2,558
Cash and foreign currency at beginning of period	405
Unrealized depreciation on foreign currency	(3)

Cash and foreign currency at end of period	$2,960

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
Cash paid for income taxes, net	$21,976

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

	For the period from January 1, 2018 through June 30, 2018 (unaudited)	For the period from June 16, 2017(1) through December 31, 2017
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss), net of current and deferred taxes	$72,239	$(851,363)
Net realized gain on investments, net of current and deferred taxes	212,059	13,497
Net change in unrealized appreciation on investments, net of current and deferred taxes	1,649,700	21,486,048

Net increase in net assets resulting from operations	1,933,998	20,648,182

CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of common shares, net of offering costs	—	68,799
Repurchase of common shares	(1,787,360)	(8,432,186)
Offering expenses associated with issuance of common shares	(5,682)	—

Net decrease in net assets from capital share transactions	(1,793,042)	(8,363,387)

Net increase in net assets	140,956	12,284,795
NET ASSETS:
Beginning of period	62,485,919	50,201,124

End of period (including accumulated net investment loss of $779,124 and $851,363, respectively)	$62,626,875	$62,485,919

(1)	Commencement of operations as an investment company.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Period from January 1, 2018 through June 30, 2018 (unaudited)	For the Period from June 16, 2017(1) through December 31, 2017
Net asset value — beginning of period	$75.75	$52.33
Income from investment operations:
Net investment income (loss)(2)	0.09	(1.00)
Net realized and unrealized gain on investments	2.55	23.53

Total income from investment operations	2.64	22.53

Dilutive impact from capital activity (Note 15)	(0.16)	0.89
Net increase in net asset value	2.48	23.42

Net asset value — end of period	$78.23	$75.75

Per common share market value — end of period	$73.21	$69.85
Total return based on net asset value(3)	3.27%	44.75%
Total return based on market value(3)	4.81%	32.85%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$62,626,875	$62,485,919
Ratio of expenses to average net assets including current and deferred income taxes(4)(5)	1.34%	(9.27)%
Ratio of expenses to average net assets excluding current and deferred income taxes(4)(5)	0.45%	0.36%
Ratio of net investment income including current and deferred income taxes to average net assets(4)(6)	0.25%	(1.50)%
Ratio of net investment income excluding current and deferred income taxes to average net assets(4)(6)	0.21%	(0.19)%
Portfolio turnover rate(7)	0.48%	0.49%

(1)	Commencement of operations.

(2)	Calculated by using weighted average shares method.

(3)

Not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(4)	All income and expenses are annualized, with the exception of current and deferred income taxes and other non-reoccuring fees.

(5)	For the period from January 1, 2018 through June 30, 2018, the Fund accrued ($565,641) in current and deferred income taxes.

For the period from June 16, 2017 through December 31, 2017, the Fund accrued $5,591,421 in current and deferred income taxes.

(6)	For the period from January 1, 2018 through June 30, 2018, the Fund accrued $22,793 in current and deferred income tax benefit applicable to net investment income.

For the period from June 16, 2017 through December 31, 2017, the Fund accrued $762,338 in current and deferred income tax expense applicable to net investment income.

(7)	Not annualized.

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2018

(unaudited)

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is a publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Fund is organized as a Delaware corporation. The Fund’s common stock is listed on The NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “AABA”.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. (the “Sale Transaction”). On June 16, 2017 (the “Inception Date”), Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Investment Objectives

As revised by the Fund’s Board of Directors (the “Board”) on February 20, 2018, the Fund’s investment objective is to seek to increase the price per share at which it trades relative to the then-current values of its principal underlying assets (the Alibaba Group Holding Limited (“Alibaba”) ordinary shares and American Depositary Shares (collectively, the “Alibaba shares”) and Yahoo Japan Corporation (“Yahoo Japan”) shares of common stock (“Yahoo Japan shares”)). It seeks to do this by reducing the discount at which it trades relative to the underlying value of its net assets (before giving effect to deferred taxes on unrealized appreciation) while simplifying its net asset base and returning capital to its shareholders in ways that are accretive and increase shareholder value.

In addition to the Alibaba shares and Yahoo Japan shares, the Fund also owns investments in certain additional companies (“Minority Investments”), Excalibur IP, LLC (“Excalibur”), which owns a portfolio of patent assets (the “Excalibur IP Assets”) and short-term investments (the “Marketable Debt Securities Portfolio”). The Fund currently intends to sell the Yahoo Japan shares and Minority Investments over time. The Fund also currently intends to sell Excalibur, though the Fund may seek to sell certain of the Excalibur IP Assets or to license the Excalibur IP Assets if the Board believes that doing so is in the best interest of the Fund’s stockholders. The Fund currently intends to return substantially all of its cash, including any new cash generated by asset sales, to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for working capital. The timing and method of any return of capital will be determined by the Board. Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $4.5 billion, which is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes and Margin Loan. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Notes, the Fund’s potential obligations with respect to potential liabilities, and whether the income from the Fund’s investments is sufficient to cover its expenses. The payment of liabilities, including debt obligations, may cause the Fund’s returns to deviate from its investment objective. Until the Yahoo Japan shares, Minority Investments, Excalibur (or the Excalibur IP Assets), the Marketable Debt Securities Portfolio, and any other assets are sold and until any cash is returned to investors, these assets may cause the Fund’s returns to deviate from its investment objective.

Consistent with its current investment objective, the Fund currently does not intend to sell its Alibaba shares in response to changes in the market price of those shares, though it reserves the right to do so. The Fund has, and may in the future sell, distribute or exchange all or a portion of its Alibaba shares, including in advance of selling other Fund assets, to return capital to its stockholders or to seek to reduce any discount or increase any premium from net asset value at which the Fund’s common stock may trade if the Board believes the benefit to stockholders would outweigh the cost, including any taxes payable by the Fund, of doing so. The Fund also may sell such shares to satisfy its obligations to creditors or to pay expenses.

No assurance can be given that all or any portion of the Fund’s assets will be sold or licensed, that any sales will be at prices equal to or greater than the prices at which the Fund values such assets for purposes of calculating its net asset value or that the Fund will achieve its investment objective. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets held immediately after the completion of the Sale Transaction.

The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

Note 2    Consolidation

Approximately 24 percent of the Fund’s Alibaba shares are held directly by the Fund and approximately 76 percent are held indirectly through Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly owned subsidiary of the Fund, and through a wholly owned subsidiary of Altaba HK, Altaba HK MC Limited (“Altaba HK MC”). Altaba HK and Altaba HK MC do not engage in any other business or operations, and each owns no other assets other than cash and short term investments. Altaba HK MC is a special purpose entity formed for the sole purpose of acting as the borrower under the margin loan agreement (See Note 7 — “Margin Loan” for additional information) and is a wholly-owned subsidiary of Altaba HK and indirect wholly-owned subsidiary of the Fund. All assets, liabilities and expenses of Altaba HK and Altaba HK MC are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Beginning December 31, 2017, Altaba has combined Yahoo historical operating company retained earnings into Paid-in capital on the statement of assets and liabilities.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund Management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Equity securities (common and preferred stock) — Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. The Fund holds securities traded or that may be exchanged for securities traded on NASDAQ, the NYSE, the Taiwan Stock Exchange, and the Tokyo Stock Exchange. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Due to the large number of Alibaba shares and Yahoo Japan shares owned by the Fund, the price received by the Fund if it sells a large amount of such shares in a single transaction or in a short period of time may differ materially from the last reported sales price used to value the security on any given day. Preferred stock and other equities traded on inactive markets are categorized in Level 3.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs and are categorized in Level 2. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Excalibur IP assets — The Excalibur IP Assets consist of a portfolio of patent assets that are substantially concentrated in the following categories: search/information retrieval; online advertising; cloud computing; network infrastructures; communication technologies; data center cooling; machine learning; mobile; user interface; and e-commerce. The fair value of the Excalibur IP Assets are estimated using an average of a market approach based on strength adjusted implied value per asset worldwide, a separate market approach based on strength adjusted implied value per expected U.S. patent, and a discounted cash flows based income approach, giving equal weighting to each. This combination is deemed to be the most indicative of the Excalibur IP Assets’ estimated fair value in an orderly transaction between market participants. Under the market approach, the Fund utilizes comparable public market transaction information to determine a price per patent that is used to value the patent portfolio. Under the income approach, the Fund determines fair value based on estimated future cash flows of the patent portfolio discounted by an estimated weighted-average cost of capital, reflecting the overall level of inherent risk of the patent portfolio and the rate of return a market participant would expect to earn. The Fund determines the cash flow projections for the patent portfolio using a forecast of cash flows over the expected life of the patent portfolio. The forecast and related assumptions were derived from market reports and publicly available market information. Due to the inherent uncertainty of valuing patent assets for which there is no active market and that are not licensed, estimated fair value may differ materially from amounts realized by the Fund upon sale. Excalibur IP Assets are categorized in Level 3.

•

Note hedges and related written warrants are valued using the Black-Scholes model using assumptions for the expected dividend yield, risk-free interest rate, market volatility and expected life. The note hedges and related written warrants are categorized in Level 3.

•

Private placement investments — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. These private placement investments are categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not eligible to be treated as a “regulated investment company” under the Internal Revenue Code (the “Code”) as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on June 29, 2018. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities.

Industry Concentration

The Fund’s investments in the Alibaba shares and the Yahoo Japan shares cause it to concentrate its investments in securities issued by companies in the online services and e-commerce industry. The 1940 Act requires the Fund to obtain stockholder approval to invest less than 25 percent of its total assets in companies in the online services and e-commerce industry. The Fund has no current intention of investing less than 25 percent of its total assets in companies in the online services and e-commerce industry.

Convertible Senior Notes

The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The Convertible Notes have a maturity date of December 1, 2018 and a conversion price of approximately $53.43. The estimated fair value of the Convertible Notes on June 30, 2018 was approximately $1.4 billion. The estimated fair value of the Convertible Notes was determined on the basis of quoted market prices observable in the market, interest rate spreads, and time to maturity.

Debt Issuance Costs

Debt issuance costs are amortized over the life of the margin loan using the straight-line method.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be accrued for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions are based on the identified costs of the equity securities and using the specific identification method for fixed income securities.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund intends to recognize transfers between Level 1, Level 2, and Level 3 as of the beginning of the reporting period.

The following table reflects the valuation level used in the consolidated schedule of investments as of June 30, 2018 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments	$77,735,704	$—	$—	$77,735,704
Unaffiliated investments:
Common shares	—	—	185	185
Preferred shares	—	—	5,422	5,422
Money market funds	428,425	—	—	428,425
Fixed income securities:
Corporate debt—short and long term	—	905,281	—	905,281
Commercial paper	—	1,392,436	—	1,392,436
Certificates of deposits	—	219,000	—	219,000
Agency bonds	—	80,144	—	80,144
Agency notes	—	363,107	—	363,107
U.S. government debt	—	2,469,816	—	2,469,816
Call options	—	—	406,994	406,994
Investment in controlled affiliate:
Excalibur(1)	—	—	635,000	635,000

Financial assets at fair value	78,164,129	5,429,784	1,047,601	84,641,514
Derivative instruments:
Written warrants	—	—	(217,774)	(217,774)

Total financial assets and liabilities at fair value	$78,164,129	$5,429,784	$829,827	$84,423,740

(1)

Excalibur assets relates to the Fund’s patent portfolio. The patents are valued based on an average of market and income approaches from periodic valuation reports conducted by an advisory firm which specializes in such activities.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Total Investments in Securities	Affiliated Investments	Unaffiliated Investments	Call Options	Investment in Controlled Affiliate	Written Warrants
Balance as of January 1, 2018	$967,575	$72,389	$10,355	$495,840	$665,000	$(276,009)
Purchases	82,435	—	—	—	—	82,435
Sales	(144,366)	—	—	(144,366)	—	—
Change in unrealized appreciation (depreciation)	(43,783)	—	(4,748)	(34,005)	(30,000)	24,970
Realized gain (loss)	40,355	—	—	89,525	—	(49,170)
Transfers out of Level 3	(72,389)	(72,389)	—	—	—	—

Balance as of June 30, 2018	$829,827	$—	$5,607	$406,994	$635,000	$(217,774)

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2018, which were valued using significant unobservable inputs (Level 3) amounted to $(43,783).

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities. The fair value for Altaba’s Level 3 financial assets were obtained using a variety of techniques including Black-Scholes models, market approaches, and income approaches.

The balance for the Fund’s assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2018 was $830 million, net.

Type of investment	Fair Value at June 30, 2018 (in thousands)	Valuation Technique	Unobservable Inputs	Range
Unaffiliated investments— common and preferred shares	$5,607	Transaction Price	Price per share	$3.90 - $5.00
Investment in controlled affiliate—Excalibur	$635,000	Market approach	Number of patents plus applications pending	3,497
			Comparable market transactions (per patent in thousands)	$223 - $387
		Income approach	Discount rate	15.00%
Call options	$406,994	Black Scholes Model	Expected dividend yield Risk-free interest rate Market Volatility Expected life (in years)	0.02% 2.39% 31.38% 0.42
Written warrants	$(217,774)	Black Scholes Model	Expected dividend yield Risk-free interest rate Market Volatility Expected life (in years)	0.02% 2.51% 29.94% - 30.71% 0.79

Convertible Senior Notes

In 2013, Altaba issued $1.4375 billion aggregate principal amount of 0.00% Convertible Senior Notes due in 2018. The Convertible Notes are carried at their original issuance value, net of unamortized debt discount, and are not marked to market each period. The approximate estimated fair value of the Convertible Notes as of June 30, 2018 was $1.4 billion. The estimated fair value of the Convertible Notes was determined on the basis of determined on the basis of quoted market prices observable in the market, interest rate spreads, and time to maturity. See Note 6 — “Convertible Senior Notes” for additional information.

Margin Loan

On February 23, 2018, Altaba HK MC Limited (the “Borrower”) entered into a $3 billion margin loan agreement (the “Margin Loan Agreement”) with JPMorgan Chase Bank, N.A., London Branch (“JPM”) and Credit Suisse AG, Cayman Islands Branch (“CS”; and JPM and CS, collectively referred to, along with other financial institutions that may become party to the Margin Loan Agreement as lenders from time to time, the “Lenders”). Loans under the Margin Loan Agreement will bear interest at a variable rate of 3 Month LIBOR plus a margin of 2.25% and have a maturity date in February 2021. See Note 7 — “Margin Loan” for additional information.

Note 5  Quantitative Disclosure of Derivative Holdings

The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for on the Fund’s financial positions. The Fund entered into several transactions to hedge the impact of dilution from potential exercise of the Convertible Notes. In conjunction with the hedge transactions, the Fund sold written warrants to reduce the overall cost of the hedge. These derivatives are not accounted for as hedging instruments.

There is no master netting arrangement policy on these derivatives.

Fair value of derivative instruments as of June 30, 2018 (in thousands):

Asset Derivatives	Statement of Assets and Liabilities Location	Call Spread
Call options	Unaffiliated investments	$406,994
Written warrants	Written warrants	$(217,774)

The average quarterly fair value of purchased options during the period ended June 30, 2018 was $502 million.

The average quarterly fair value of written warrants during the period ended June 30, 2018 was $295 million.

The realized gain or (loss) and change in unrealized appreciation (depreciation) on derivatives recognized on the consolidated statement of operations for the period ended June 30, 2018 is as follows (in thousands):

Amount of realized gain or (loss) on derivatives recognized as a result of operations
	Call options	Written warrants	Total
Equity contracts	$89,525	$(49,170)	$40,355
Total	$89,525	$(49,170)	$40,355

Change in unrealized appreciation or (depreciation) on derivatives recognized as a result of operations
	Call options	Written warrants	Total
Equity contracts	$(34,005)	$24,970	$(9,035)
Total	$(34,005)	$24,970	$(9,035)

Note 6    Convertible Senior Notes

0.00% Convertible Senior Notes

As of June 30, 2018, Altaba had $1.4375 billion in principal amount of Convertible Notes outstanding. In 2013, the Convertible Notes were sold to the initial purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

In connection with the issuance of the Convertible Notes, Altaba entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee. Under the Indenture, the Convertible Notes were issued as senior unsecured obligations of Altaba. The Convertible Notes do not bear regular interest, and the principal amount of the Convertible Notes was issued at par value. The Convertible Notes mature on December 1, 2018, unless previously purchased or converted in accordance with their terms prior to such date. Altaba may not redeem the Convertible Notes prior to maturity. In connection with the entry into the Margin Loan Agreement (as defined in Note 7—“Margin Loan”), Altaba pledged 20,125,000 Alibaba American Depositary Shares to secure its obligation to repay the outstanding principal of the Convertible Notes.

Holders of the Convertible Notes may convert them at certain times and upon the occurrence of certain events, as outlined in the indenture governing the Convertible Notes. Holders of the Convertible Notes who convert in connection with a “make-whole fundamental change,” as defined in the Indenture, may require Altaba to purchase for cash all or any portion of their Convertible Notes at a purchase price equal to 100 percent of the principal amount, plus accrued and unpaid interest as defined in the Indenture, if any. The Convertible Notes are convertible, subject to certain conditions, into shares of Altaba common stock at an initial conversion rate of 18.7161 shares per $1,000 principal amount of Convertible Notes (which is equivalent to an initial conversion price of approximately $53.43 per share), subject to adjustment upon the occurrence of certain events. Certain corporate events described in the Indenture may increase the conversion rate for holders who elect to convert their Convertible Notes in connection with such corporate event should they occur. Prior to the close of business on the business day immediately preceding September 1, 2018, a holder may surrender all or any portion of its Convertible Notes for conversion at any time during any calendar quarter, if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130 percent of the conversion price on each applicable trading day. If converted, Altaba’s intent would be to settle the principal amount and any conversion value in excess of the principal amount in cash, although there is no guarantee it would do so and it retains the right to settle in cash, shares or a combination thereof. On July 2, 2018, Bank of New York (“Conversion Agent”) notified Altaba that the Notes may be surrendered for early conversion until August 31, 2018. Through August 14, 2018, the aggregate principal amount of $111 million of the Convertibles Notes have been submitted for conversion. Upon conversion of the Convertible Notes, holders will receive cash, shares of Altaba’s common stock, or a combination thereof, at Altaba’s election. Altaba has elected to settle all conversion requests received through August 14, 2018 in cash.

In accounting for the issuance of the Convertible Notes, Altaba separated the Convertible Notes into liability and equity components. The carrying amount of the liability component was calculated by measuring the estimated fair value of a similar liability that does not have an associated convertible feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the face value of the Convertible Notes as a whole. The excess of the principal amount of the liability component over its carrying amount (“debt discount”) is amortized to interest expense over the term of the Convertible Notes using the effective interest method with an effective interest rate of 5.26 percent per annum. The equity component is not remeasured as long as it continues to meet the conditions for equity classification.

In accounting for the transaction costs related to the Convertible Notes issuance, Altaba allocated the total amount incurred to the liability and equity components based on their relative values. Issuance costs attributable to the approximately $1.4 billion liability component are being amortized to expense over the term of the Convertible Notes, and issuance costs attributable to the $306 million equity component were also included within the equity component. Additionally, Altaba recorded a deferred tax liability of $37 million related to the debt discount.

The net asset value includes a $0.04 impact from the Convertible Notes.

The Convertible Notes consist of the following (in thousands):

As of June 30, 2018
Liability component:
Principal	$1,437,500
Less: note discount	(31,091)

Net carrying amount	$1,406,409

Equity component (*)	$305,569

(*)	Included in paid-in capital.

The estimated fair value of the Convertible Notes, which was determined based on inputs that are observable in the market (Level 2), and the carrying value of debt instruments (the carrying value excludes the equity component of the Convertible Notes classified in equity) were as follows (in thousands):

	As of June 30, 2018
	Fair Value	Carrying Value
Convertible senior notes	$1,404,691	$1,406,409

Note Hedges and Related Written Warrants

Altaba entered into note hedge transactions (“Hedge Transaction”) with certain option counterparties (the “Counterparties”) to reduce the potential dilution with respect to Altaba’s common stock upon conversion of the Convertible Notes or to offset any cash payment Altaba is required to make in excess of the principal amount of converted Convertible Notes.

Separately, Altaba also entered into privately negotiated written warrant transactions with the Counterparties giving them the right to purchase common stock from Altaba. The written warrant transactions could separately have a dilutive effect with respect to Altaba’s common stock to the extent that the net asset value per share of its common stock exceeds the strike price of the written warrants.

The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a change to the value of Altaba’s common stock or the value of the written warrants. To date, following the announcement of the Stock Purchase Agreement pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., three Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices to a weighted average strike price of $68.42. The adjusted weighted average strike price of $68.42 was used in estimating the fair value of the written warrants as of June 30, 2018. Altaba is challenging the proposed adjustments made by the written warrant Counterparties. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018. See Note 5 “Quantitative Disclosure of Derivative Holdings” for additional information.

The written warrants begin to expire in March 2019.

Note 7  Margin Loan

On February 23, 2018, Altaba HK MC Limited (the “Borrower”) entered into the Margin Loan Agreement and borrowed $3 billion thereunder from JPMorgan Chase Bank, N.A., London Branch (“JPM”) and Credit Suisse AG, Cayman Islands

Branch (“CS”; and JPM and CS collectively referred to, along with other financial institutions that may become party to the Margin Loan Agreement as lenders from time to time, the “Lenders”). The Borrower’s obligations under the Margin Loan Agreement are guaranteed by the Fund. The Borrower is a special purpose entity formed for the sole purpose of acting as the borrower under the Margin Loan Agreement and is an indirect wholly-owned subsidiary of the Fund. Loans under the Margin Loan Agreement bear interest at a variable rate of 3 Month LIBOR plus a margin of 2.25% and have a maturity date in February 2021. The Borrower may pay interest on the loans in cash or in kind (in which case the accrued interest is added to the outstanding principal balance of the loans). The aggregate amount of interest paid in kind as of June 30, 2018 was $45.8 million. The Borrower paid an upfront commitment fee to JPM and CS, which is being amortized over three years. The Margin Loan Agreement permits the Borrower to borrow up to an additional $5 billion subject to receipt of commitments for such borrowings and satisfaction of customary conditions. The interest rate margin is subject to increase in the event additional borrowings above a threshold are made.

The loans under the Margin Loan Agreement are secured by a combination of 28,000,000 Alibaba American Depositary Shares (“ADS”) and approximately $2 billion cash and short term investments pledged to the Lenders. The collateral is held in segregated control accounts by U.S. Bank National Association (the “Securities Intermediary”) subject to the terms of collateral account control agreements that have been entered into among the Borrower, each of the Lenders, and the Securities Intermediary. The Margin Loan Agreement contains customary collateral valuation requirements and failure to satisfy such requirements could result in additional collateral being pledged by the Borrower. Failure to comply with such requirements or the occurrence of certain other events customary for facilities of this nature could result in the maturity of the loans under the Margin Loan Agreement being accelerated and the exercise of foreclosure remedies against such collateral.

Note 8  Commitments and Contingencies

Lease Commitments

The Fund has entered into lease agreements for office locations. These office locations have lease periods, which expire between 2022 and 2024. Set forth below is a summary of gross lease commitments (in thousands):

Gross Operating Lease Commitments
Six months ending December 31, 2018	$414
Years ending December 31,
2019	837
2020	851
2021	865
2022	880
2023	517
Due after 5 years	533

Total gross lease commitments	$4,897

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 8, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 8; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, the legal proceedings remain in the early stages, alleged damages have not been specified, there is uncertainty as to the likelihood of a class or classes being certified or the ultimate size of any class if certified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.”

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895; (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (7) Sidhu v. Yahoo Canada Co., et al., Court of Queen’s Bench for Alberta Case No. 1603-22837; and (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16. Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief.

In addition, as described below, putative stockholder class actions have been filed against the Fund and certain current officers of the Fund on behalf of persons who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Fund on behalf of stockholders of the Fund, and six stockholder derivative actions have been filed purportedly on behalf of the Fund against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the Reorganization Agreement, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

On April 24, 2018, the SEC announced the settlement of its investigation of Yahoo! Inc., now known as Altaba Inc., related to the Fund’s previously disclosed data breaches disclosed on September 22, 2016 and in the 2016 10-K filed on March 1, 2016. The Fund has agreed to settle with the SEC, without admitting or denying the allegations described in the SEC Order. The Order requires the Fund to cease and desist from any further violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and Section 13(a) of the Securities Exchange Act of 1934 and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 13a-15. As part of the resolution, the Fund also has paid a civil penalty in the amount of $35 million.

Other Legal Contingencies

On January 27, 2016, a stockholder action captioned UCFW Local 1500 Pension Fund v. Marissa Mayer, et al., 3:16-cv-00478-RS, was filed in the U.S. District Court for the Northern District of California against the Fund, and certain then-current and former officers and directors of the Fund. On April 29, 2016, the plaintiff filed an amended complaint. The amended complaint asserts derivative claims, purportedly on behalf of the Fund, for violations of the 1940 Act, breach of fiduciary duty, unjust enrichment, violations of Delaware General Corporation Law Section 124, and violations of California Business & Professions Code Section 17200. The amended complaint seeks to rescind the Fund’s employment contracts with the individual defendants because those defendants allegedly caused the Fund to illegally operate as an unregistered investment company. The plaintiff seeks disgorgement in favor of the Fund, rescission, and an award of attorneys’ fees and costs. In addition, the amended complaint asserts a direct claim against the Fund for alleged violation of Delaware General Corporation Law Section 124(1), based on the allegation that the Fund has illegally operated as an unregistered investment company. Pursuant to this claim, the plaintiff seeks injunctive relief preventing the Fund from entering into any future contracts, including any contracts to sell its assets. On October 19, 2016, the District Court dismissed the amended complaint, with leave to amend. On November 18, 2016, the plaintiff filed a second amended complaint seeking substantially the same relief as it did in the amended complaint. On February 10, 2017, the District Court dismissed the second amended complaint with prejudice. On March 10, 2017, the plaintiff filed a notice of appeal, which was docketed in the United States Court of Appeals for the Ninth Circuit as Case No. 17-15435. On July 12, 2018, the Ninth Circuit issued a decision affirming the District Court’s dismissal.

In January 2017, a stockholder action was filed in the U.S. District Court for the Northern District of California against the Fund and certain of its former officers, In re Yahoo! Inc. Securities Litigation, Case No. 5:17-cv-00373-LHK (“federal securities class action”). In March 2017, a similar stockholder action captioned Talukder v. Yahoo! Inc., et al., was filed in the U.S. District Court for the Northern District of California. In April 2017, the Court consolidated the two cases. In June, the plaintiffs filed a first amended complaint purporting to represent a class of investors who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016. The complaint asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. The complaint alleges that the Fund’s public disclosures about its business, operations, and compliance policies were materially misleading in light of the Security Incidents discussed under “Security Incidents Contingencies” above. The complaint seeks class certification, damages, interest, and an award of attorneys’ fees and costs. In July, the Fund and the former Yahoo officers named as defendants moved to dismiss plaintiffs’ first amended complaint. In November 2017, the Court granted plaintiffs leave to file a second amended complaint and denied without prejudice as moot, the Fund’s motion to dismiss. On January 23, 2018, the defendant and two of the three named plaintiffs filed a notice with the Court that they have entered into an agreement in principle to resolve the federal securities class action. The third named plaintiff subsequently joined the agreement. On May 9, the Court granted a motion for preliminary approval of the class action settlement. The Court has scheduled a September 6, 2018 hearing for the parties’ motion seeking final approval of the class action settlement. Because any settlement is subject to final Court approval, it remains possible that the agreement in principle may not result in a final settlement, and the possibility of loss or adverse effect on the Fund’s financial condition could therefore change in the near term. Based upon the Order granting preliminary approval, Altaba paid $43 million.

In February 2017, stockholder derivative actions were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Fund against certain of its then-current and former directors and officers, In re: Yahoo! Inc. Shareholder Derivative Litigation, Case No. 5:17-cv-00787-LHK (“federal shareholder derivative litigation”). The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Fund, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403. In September 2017, the Court granted a joint motion to stay the federal shareholder derivative litigation pending resolution of the federal securities class action and the federal consumer class action.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Fund, against certain of the Fund’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Fund, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Fund stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.) and Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017 0133 SG (Del. Ch. Ct.). (collectively “state shareholder derivative litigation”).

In July 2018, the parties to state and federal shareholder derivative litigation reached an agreement in principle to resolve the state and federal shareholder derivative cases. The agreement in principle is subject to conditions, including reaching a definitive agreement and Court approval and therefore may not result in a final settlement. The agreement in principle, if approved, would result in a modest net payment to the Fund.

In December 2017, the trustee for the noteholders for the Convertible Notes filed a complaint against the Fund in Delaware Chancery Court (The Bank of New York Mellon Trust Company, N.A. v. Altaba Inc., Case No. 2017-0880-JTL). The Complaint seeks a declaration that the June 2017 sale of Yahoo’s operating business to Verizon constituted a “Make-Whole Fundamental Change” and further seeks an order for specific performance to increase the Conversion Rate by 2.8076 shares per $1,000 principal amount of notes. On January 26, 2018, the Fund filed a motion to dismiss the trustee’s complaint. On June 28, 2018, the Court granted the motion to dismiss with prejudice. The Trustee did not appeal the Court’s decision, and the case is now resolved.

Note 9  Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the six month period ended June 30, 2018, Altaba’s contributions to the 401(k) plan amounted to approximately $137,326.

Note 10  Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”) adopted at the 2017 Annual Meeting of Stockholders is intended to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board by providing them with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee of the Board (the “Compensation Committee”) pursuant to the terms of the Plan. The Plan will be administered by the Compensation Committee. The value of these incentive awards and deferral accounts under the Plan will be determined based on measurement of the change in the Fund’s trading discount relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of ordinary shares of Alibaba Group Holding Limited and shares of common stock of Yahoo Japan Corporation, against certain targeted performance levels established by the Compensation Committee, with resulting payout multipliers to be determined by the Compensation Committee.

Each incentive award generally vests over a three (3) year period, with 20%, 30% and 50% of the incentive award vesting on the first, second and third anniversaries of the vesting commencement date, respectively, provided that the participant remains continuously employed with the Fund through each such vesting date, subject to such other vesting terms and conditions set forth in the Plan and the applicable award agreement. The amount of an incentive award that may become payable to a participant is subject to the achievement of a reduction in the Fund’s trading discount (if any) as compared to the baseline level established by the Compensation Committee and resulting payout multipliers (as set forth in the award agreement underlying the incentive award) and which will be measured on the applicable vesting date, the date of the occurrence of a change in control or, in the case of a qualifying termination, the greater of the amount measured as of the date of termination or the first anniversary of such date of termination.

Assuming the maximum payout multiplier applicable to incentive awards, the maximum amount that may become payable to a participant in any fiscal year of the Fund is $24 million and the maximum amount that may become payable with respect to all awards granted to participants under the Plan is $60 million. The Plan will provide for an award granted to the participant (“Incentive Award”) and a range of payments that each officer may receive based on attainment of the pre-established performance targets:

•	Mr. McInerney’s deferred compensation will have an Incentive Award of $6 million, which may result in payments of between $0 and $24 million;

•	Mr. Chong’s deferred compensation will have an Incentive Award of $3 million, which may result in payments of between $0 and $12 million;

•	Ms. Wellman’s deferred compensation will have an Incentive Award of $1.5 million, which may result in payments of between $0 and $6 million; and

•	Ms. Work’s deferred compensation will have an Incentive Award of $1 million, which may result in payments of between $0 and $4 million.

Incentive awards, to the extent vested, will generally be paid to the participant, on or within thirty (30) days following the earliest to occur; the first anniversary of each applicable vesting date, the date of the participant’s separation from service if deferred in accordance with the terms and conditions of the Plan, or immediately prior to a change in control. Under certain conditions, a participant may also be entitled to a catch-up payment if the participant is either employed with the Fund as of a change in control or has experienced a qualifying termination within twelve (12) months prior to such change in control or, in the absence of a change in control, the fourth anniversary of the Plan’s effective date and each six-month anniversary thereafter (provided that the trading discount as of such applicable date results in a payout multiplier of at least (3.0), in each case, pursuant to the terms and conditions of the Plan and the applicable award agreement. A participant will also be entitled to receive interest credit (based on the applicable prime rate of interest reported in the Wall Street Journal as to the applicable vesting date, compounded monthly through the date of payment) on any incentive awards that are paid more than thirty (30) days following an applicable vesting date. Each participant may elect to defer payment of his or her incentive award, to the extent vested, to the occurrence of the participant’s separation from service in lieu of receiving payment on the first anniversary of each vesting date.

Each independent director who is designated as a participant by the Compensation Committee under the Plan shall be required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period commencing as of the date of deferral and ending on the date of the third anniversary of the first regularly scheduled annual meeting of the Fund’s stockholders. The amount of director fees so deferred will be credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees. The participant will be fully vested in his or her deferral account. The value of the participant’s deferral account will be subject to increase or decrease based on the achievement of a reduction in the Fund’s trading discount (if any) against certain targeted performance levels and resulting payout multipliers as established by the Compensation Committee and set forth in the deferral agreement entered into between the director and the Fund and which will be determined by the Compensation Committee on the applicable payment date. Distribution of the participant’s deferral account, as adjusted pursuant to the terms and conditions of the Plan, will be made to the participant in a single lump sum cash payment upon the earlier to occur of (i) the participant’s separation from service for any reason or (ii) a change in control of the Fund.

Incentive Awards granted under the Plan were intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended. On December 22, 2017, Congress enacted H.R. 1, colloquially referred to as the Tax Cuts and Jobs Act (“TCJA”), which significantly changes existing U.S. tax law. Under the TCJA, the exemption from the deduction limitation under Section l62(m) of the Internal Revenue Code for qualified performance-based compensation was eliminated for tax years beginning on and after January 1, 2018. However, payments which otherwise qualify as performance-based compensation and which are made pursuant to written binding contracts that were outstanding as of November 2, 2017 remain eligible for the exemption from Section 162(m). We intend to review and monitor guidance expected to be issued regarding the scope of this transition relief, and its impact on the deductibility of future payments under the Plan.

Under the Plan, the Incentive Award granted to the participants of the Plan who remains in continuous service with the Fund through the applicable vesting date, is assessed on each anniversary of the Vesting Commencement Date (June 13, 2017). The amount of an incentive award that may become payable to a participant is subject to the achievement of a reduction in the Fund’s trading discount (if any) and resulting payout multiplier and will be measured on the applicable vesting anniversary date. The Fund will assess the trading discount and payout multiplier on a quarterly basis of the vesting period and record the applicable liability. As of June 30, 2018, the Fund recorded a liability of $2.7 million. No payment has been made to the participants based on the assessment of the multiplier as the minimum conditions have not been met.

Note 11  Income Taxes

The Fund is not eligible to be treated as a “regulated investment company” under the Code as a result of the Fund’s concentrated ownership of Alibaba shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of June 30, 2018 are as follows (in thousands):

Deferred income tax assets:
Net operating loss & tax credits carryforwards	$60,783
Capital loss carryforward	48,919
Other deferred tax assets	294,153

Total deferred income tax assets	403,855
Deferred income tax liabilities:
Unrealized investment gains	(16,233,595)
Other deferred tax liabilities	(41,832)

Deferred income tax liabilities	(16,275,427)

Net deferred income tax liabilities	$(15,871,572)

At June 30, 2018, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $106 million and $91 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021. The Fund’s state research tax credit carryforward for income tax purposes is approximately $184 million and it can be carried forward indefinitely.

The Fund has a capital loss carryforward as of June 30, 2018 of $189 million. Capital losses may be carried forward for 5 years and, accordingly, will begin to expire December 31, 2022.

Pursuant to the Reorganization Agreement, Altaba is obligated to indemnify Oath Holdings, Inc. (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Yahoo Holdings, Inc. of $337 million in the consolidated statement of assets and liabilities.

The provision for income taxes is composed of the following (in thousands):

Current:
United States federal	$(62,609)
State	16,900

Total current provision for income taxes	(45,709)
Deferred:
United States federal	553,135
State	58,215

Total deferred benefit for income taxes	611,350

Total expense (benefit) for income taxes	$565,641

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period from January 1, 2018 through June 30, 2018 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 35 percent	$524,924	21.00%
State income taxes, net of federal benefit	56,635	2.27%
One-time toll tax	—	0.00%
One-time toll tax investment basis step-up	—	0.00%
Federal deferred tax rate remeasurement	—	0.00%
Other	(15,918)	(0.64)%

Expense (benefit) for income taxes	$565,641	22.63%

During the fourth quarter of 2017, we incurred a net benefit of $11 billion related to the TCJA, due to the impact of the change in tax rate of deferred tax assets and liabilities of $10.1 billion, a charge of $0.65 billion related to the one-time transition tax, and a benefit of $1.5 billion for a reduction to our deferred tax liability on unrealized gains in our investments for the tax basis step-up resulting from the one-time deemed repatriation.

As of June 30, 2018, the Fund has not completed its accounting for the tax effects of the TCJA, and recorded a provisional net benefit based on estimates. The income tax provision as of June 30, 2018 does not reflect any adjustment to the previously assessed TCJA effects. The provisional amounts are subject to revision as the Fund completes its analysis of the TCJA, collects and prepares necessary data, and interprets any additional guidance issued by the U.S. Treasury Department, Internal Revenue Service (“IRS”), and other standard-setting bodies. Adjustments may materially impact the Fund’s provision for income taxes and effective tax rate in the period in which the adjustments are made. The Fund anticipates its accounting for the tax effects of the TCJA will be completed in 2018.

The total amount of gross unrecognized tax benefits was $1.4 billion as of June 30, 2018, of which up to $1 billion would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the period from January 1, 2018 to June 30, 2018 is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2018	$1,373,997
Gross increase for tax positions of prior years	2,276
Gross decrease for tax positions of prior years	—
Gross increase for tax positions of current year	—
Settlements	—
Lapse of statute of limitations	—

Unrecognized tax benefits balance at June 30, 2018	$1,376,273

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as follows (in thousands):

June 30, 2018
Total unrecognized tax benefits balance	$1,376,273
Amounts netted against related deferred tax assets	(197,592)

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$1,178,681

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities in the consolidated statement of assets and liabilities. Pursuant to the Reorganization Agreement, Yahoo Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Yahoo Holdings, Inc. of $407 million in other assets in the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of June 30, 2018 was approximately $228 million of which $35 million is indemnified by Yahoo Holdings, Inc. pursuant to the Reorganization Agreement, whereby Yahoo Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of the Inception Date, the Fund’s 2011 through 2015 U.S. federal income tax returns are currently under examination. The Fund has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The Fund’s 2009 through 2010 California tax returns are currently under examination. The Fund’s 2011 tax year through the current tax year remain subject to examination by the California Franchise Tax Board for California tax purposes. The Fund concluded an audit with Oregon during the period. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 12  Agreements and Related Party Transactions

Advisory Agreements

The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” and, together with BlackRock, the “External Advisers”) as external investment advisers to manage the marketable debt securities portfolio. Each External Adviser manages approximately half of the marketable securities portfolio. The following guidelines apply to each External Adviser, individually, without reference to the portion of the marketable securities portfolio managed by the other.

The Fund pays BlackRock a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by BlackRock) of the first $250 million assets of the BlackRock Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million.

Pursuant to the investment advisory agreement with Morgan Stanley, the Fund pays Morgan Stanley compensation at an annual rate as follows based on the total amount of assets managed by Morgan Stanley:

MSSB Asset level under $750M	0.0700%
MSSB Asset level between $750M and $1B	0.0650%
MSSB Asset level between $1B and $1.5B	0.0575%
MSSB Asset level between $1.5B and $2B	0.0500%
MSSB Asset level between $2B and $2.5B	0.0450%
MSSB Asset level between $2.5B and $3B	0.0425%
MSSB Asset level between $3B and $3.5B	0.0400%
MSSB Asset level between $3.5B and $4B	0.0375%
MSSB Asset level over $4B	0.0350%

For example, if Morgan Stanley manages $3.2 billion of assets for the Fund, its annual fee rate would be 0.0400% for all of such assets.

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays a monthly fee computed at an annual rate of 0.004% on the first $20 billion of monthly average net assets, 0.003% on the next $20 billion and 0.00075% on the remaining balance of monthly average net assets, for the services provided by USBFS and U.S. Bank.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Yahoo Japan

The Fund has historically received an annual dividend from its investment in Yahoo Japan. As of June 30, 2018, the Fund received $159.6 million, net of $8.4 million withholding taxes.

Note 13    Purchases and Sales of Securities

Purchase and sales of investment securities, excluding short-term securities and U.S. government obligations, for the period ended June 30, 2018, totaled $386 million and $2.2 billion, respectively.

Note 14    Investment in Affiliates

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended June 30, 2018 with affiliated companies (1):

	Alibaba Group Holding Limited	Yahoo Japan Corporation	Gomaji Corp., Ltd.	Hortonworks, Inc. - Common Shares	Hortonworks, Inc. - Common Warrants	Hortonworks, Inc. -Series A Stock Warrants
Balance of shares held at January 1, 2018	383,565,416	2,025,923,000	3,589,942	3,845,806	476,368	3,250,000
Purchases	—	—	—	—	—	—
Sales	—	(48,640,800)	(68,000)	(7,572,174)	—	—
Converted	—	—	—	3,726,368	(476,368)	(3,250,000)
Balance of shares held at June 30, 2018	383,565,416	1,977,282,200	3,521,942	—	—	—
Fair value as of June 30, 2018(2)	$71,162,892	$6,569,518	$3,294	$—	$—	$—
Change in unrealized appreciation (depreciation)(2)	$5,015,332	$(2,655,855)	$(1,197)	$(123,483)	$—	$—
Distributions(2)(3)	$—	$167,989	$—	$—	$—	$—
Net realized gain (loss)(2)	$—	$109,905	$(53)	$113,800	$—	$—

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.

(2)	In thousands.

(3)	Gross dividend.

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2018	3,587
Change in patents held	(90)
Balance of patents held and applications pending at June 30, 2018	3,497
Fair value as of June 30, 2018(2)	$635,000
Change in unrealized appreciation (depreciation)(2)	$(30,000)
Distributions(2)	$—
Net realized gain (loss)(2)	$4,175

(1)	Affiliated issuer, as defined in the Investment Company Act of 1940, as amended.

(2)	In thousands.

Note 15    Capital Share Transactions

Common and Preferred Stock

As of June 30, 2018, there were 5 billion shares of $0.001 par value common stock authorized, 800,508,196 shares issued and outstanding.

The Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders.

Share Repurchases

On February 20, 2018, the Board of Directors of Altaba authorized a share repurchase program (the “February 2018 Share Repurchase Program”), pursuant to which the Fund may, from time to time, purchase up to $5 billion of its common stock. The Fund’s February 2018 Share Repurchase Program Stock repurchases may take place in the open market, including under Rule 10b5-1 plans or in a tender offer, or in privately negotiated transactions, including structured and derivative transactions such as accelerated share repurchase transactions. All repurchases will be made in compliance with, and at such times as permitted by, federal securities law and may be initiated, suspended or discontinued at any time based on market conditions and other considerations at the Fund’s discretion. There is no expiration date for the February 2018 Share Repurchase Program.

During the period from January 1, 2018 to June 30, 2018, the Fund repurchased approximately 24.4 million shares at a weighted average price of $73.21 and average weighted discount of 6.86% of net asset value for an aggregate purchase price of approximately $1.8 billion, pursuant to the February Share Repurchase Program.

During the period from June 16, 2017 to December 31, 2017 the Fund issued approximately 4.1 million shares related to option exercises and restricted stock unit releases and repurchased approximately 138.4 million shares. Of the 138.4 million shares repurchased, approximately 64.5 million shares of its common stock were repurchased at an average premium of 1.66% of net asset value for an aggregate purchase price of approximately $3.4 billion, was pursuant to a self-tender offer that expired on June 16, 2017 and 73.9 million shares of its common stock were repurchased at an average weighted premium of 13.48% of net asset value for an aggregate purchase price of $5 billion, was pursuant to the Share Repurchase Program. The July 26, 2017 Share Repurchase Program was exhausted during the fourth quarter of 2017.

Note 16    Distributions

The Fund currently intends to return substantially all of its cash to stockholders over time through stock repurchases and distributions, although the Fund will retain sufficient cash to satisfy its obligations to creditors and for operating expenses. The timing and method of any return of capital will be determined by the Board. Stock repurchases will take place in the open market, including under Rule 10b5-1 plans or tender offers. The Fund currently anticipates that the amount of cash to be retained by the Fund will be at least $4.5 billion, which currently is the minimum amount necessary to satisfy the Fund’s obligations under the Convertible Notes and Margin Loan. However, the Fund’s obligations to creditors and working capital requirements may vary over time and may be materially greater than such amount, depending upon, among other factors, the cost of cash-settling any conversion obligations under the Convertible Senior Notes, the Fund’s potential obligations with respect to the other liabilities, the Fund’s use of leverage, and whether the income from the Fund’s investments is sufficient to cover its expenses.

Note 17    Principal Risks

You should consider the following risk factors associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risks Related to Alibaba

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares. Alibaba is an online and mobile commerce company. As of the June 30, 2018, the Fund’s Alibaba shares represented approximately 84% of the Fund’s total assets. The Alibaba shares are a significant portion of the Fund’s assets. The Fund currently intends to continue to hold a substantial portion of its total assets in the form of Alibaba shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Alibaba shares, which in turn will be affected by Alibaba’s business, management, results of operations, and financial condition.

The trading price of Alibaba shares has been and is likely to continue to be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Alibaba ADS between December 31, 2017 and June 30, 2018 were $210.86 and $167.52, respectively. In addition, the performance and fluctuation of the market prices of other companies with business operations located mainly in the People’s Republic of China (“PRC”) that have listed their securities in the United States may affect the volatility in the price of and trading volumes for Alibaba shares. Some of these companies have experienced significant volatility, including significant price declines after their initial public offerings. The trading performances of these PRC companies’ securities at the time of or after their offerings may affect the overall investor sentiment towards other PRC companies listed in the United States and consequently may impact the trading performance of Alibaba shares.

In addition to market and industry factors, the price and trading volume for the Alibaba shares may be highly volatile for specific business reasons, including: (i) variations in Alibaba’s results of operations; (ii) announcements about Alibaba’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Alibaba or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures, or capital commitments; (vi) press and other reports, whether or not true, about Alibaba’s business; (vii) negative reports published by short sellers, regardless of their veracity or materiality to Alibaba’s business; (viii) litigation and regulatory allegations or actions or negative reports or publicity against Alibaba, regardless of their veracity or materiality to Alibaba; (ix) changes in pricing made by Alibaba or its competitors; (x) conditions in the online retail market; (xi) additions to or departures of Alibaba management; (xii) fluctuations of exchange rates between the Renminbi and the U.S. dollar; (xiii) release or expiry of any transfer restrictions on outstanding Alibaba shares; (xiv) sales or perceived potential sales or other disposition of existing or additional Alibaba shares or other equity or equity-linked securities, including by Alibaba’s principal shareholders, directors, officers, and other affiliates; (xv) the creation of vehicles that hold Alibaba shares; (xvi) actual or perceived general economic and business conditions and trends in the PRC and globally; and (xvii) changes or developments in the PRC or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Alibaba shares. Alibaba primarily derives its revenue from online marketing services, commissions based on transaction value derived from certain of its marketplaces, fees from the sale of memberships on its wholesale marketplaces, and cloud service fees. Alibaba’s future revenue growth depends on its ability to expand into new geographic regions and grow its other businesses. Alibaba faces risks associated with expanding into sectors or geographies in which it has limited or no experience. In addition, Alibaba’s revenue growth may slow or decline for other reasons, including decreasing consumer spending, increasing competition and slowing growth of the PRC retail or PRC online retail industry and changes in government policies or general economic conditions.

In addition, the stock market has from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the ecommerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of Alibaba shares. In the past, following periods of volatility in the market price of a company’s securities, shareholders have often instituted securities class action litigation against that company. Alibaba has been named as a defendant in certain purported shareholder class action lawsuits. The litigation process may utilize a material portion of Alibaba’s cash resources and divert Alibaba management’s attention from the day-to-day operations of the company, all of which could harm Alibaba’s business. If adversely determined, the class action suits may have a material adverse effect on its business, financial condition, and results of operations.

Alibaba faces increasingly intense competition, mainly from Chinese and global Internet companies as well as certain offline retailers and e-commerce players, including those that specialize in a limited number of product categories. In addition,

Alibaba faces increasing competition in the diversified mobile commerce industry for mobile users in the PRC from established as well as emerging mobile commerce platforms. If Alibaba is not able to compete effectively, the gross merchandise volume transacted on Alibaba’s marketplaces and the users and activity levels on its platforms may decrease significantly, which could materially and adversely affect Alibaba’s business, financial condition, and results of operations as well as its brand. The Internet industry is characterized by rapidly changing technology, evolving industry standards, new mobile apps, protocols and technologies, new service and product introductions, new media and entertainment content, and changing customer demands. Furthermore, Alibaba’s competitors are constantly developing innovations in Internet search, online marketing, communications, social networking, entertainment, and other services, on both mobile devices and personal computers, to enhance users’ online experience. Alibaba’s failure to innovate and adapt to these changes would have a material adverse effect on its business, financial condition, and results of operations.

Alibaba files with the SEC reports containing financial and other material information about its business and risks relating to its business. You are encouraged to review the information set forth in Alibaba’s registration statements on Form F-1 and Form F-4 and annual reports on Form 20-F for additional information about Alibaba’s business, management, results of operations, financial condition, and risks. You should also review Alibaba’s press releases and reports filed with the SEC on Form 6-K. This information may be obtained at the SEC’s website at:

https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001577552&owner=exclude&count=40.

You should review information filed by Alibaba with the SEC because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Alibaba shares. All information with respect to Alibaba in this registration statement is derived from Alibaba’s public filings with the SEC. Such information is provided for informational purposes only and the Fund makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Alibaba Partnership, Alibaba’s voting agreements with certain of its shareholders, and SoftBank’s investment in Alibaba will limit the Fund’s ability to influence the nomination and election of Alibaba directors.

The Alibaba partnership, comprised of certain management members of Alibaba, Zhejiang Ant Small and Micro Financial Services Group Co., Ltd., and Zhejiang Cainiao Supply Chain Management Co. Ltd. (the “Alibaba Partnership”), has the ability, under Alibaba’s articles of association, to nominate or, in limited situations, appoint, a simple majority of Alibaba’s board of directors. If at any time Alibaba’s board of directors consists of fewer than a simple majority of directors nominated or appointed by the Alibaba Partnership for any reason, including because a director previously nominated by the Alibaba Partnership ceases to be a member of Alibaba’s board of directors or because the Alibaba Partnership had previously not exercised its right to nominate or appoint a simple majority of Alibaba’s board of directors, the Alibaba Partnership will be entitled (in its sole discretion) to nominate or appoint such number of additional directors to the board as necessary to ensure that the directors nominated or appointed by the Alibaba Partnership comprise a simple majority of Alibaba’s board of directors.

Alibaba, Yahoo, and SoftBank entered into a voting agreement pursuant to which SoftBank, Yahoo, Jack Ma, and Joe Tsai agreed to vote their shares in favor of the Alibaba Partnership director nominees at each annual general stockholders meeting, so long as SoftBank owns at least 15 percent of Alibaba’s outstanding ordinary shares. As of March 31, 2018, SoftBank owned approximately 29 percent of the Alibaba shares based on publicly available filings with the SEC. Furthermore, the voting agreement provides that SoftBank has the right to nominate one director to the board of Alibaba until SoftBank owns less than 15 percent of Alibaba’s outstanding ordinary shares. In addition, pursuant to the voting agreement, Yahoo, Jack Ma, and Joe Tsai have agreed to vote their shares (including shares for which they have voting power) in favor of the election of the SoftBank director nominee at each annual general shareholders meeting in which the SoftBank nominee stands for election. Moreover, subject to certain exceptions, pursuant to the voting agreement SoftBank and Yahoo have agreed to give Jack Ma and Joe Tsai a proxy over, with respect to SoftBank, any portion of its shareholdings exceeding 30 percent of Alibaba’s outstanding shares and, with respect to Yahoo, all of its shareholdings up to a maximum of 121.5 million of Alibaba’s ordinary shares. These proxies will remain in effect until Jack Ma owns less than 1 percent of Alibaba’s ordinary shares on a fully diluted basis or Alibaba materially breaches the voting agreement. The Fund remains a party to, and is subject to all of Yahoo’s obligations under, the voting agreement.

This governance structure and contractual arrangement limit the ability of the Fund to influence Alibaba corporate matters, including any matters determined at the board level. In addition, the nomination right granted to the Alibaba Partnership will remain in place for the life of the Alibaba Partnership unless its articles of association are amended to provide otherwise by a vote of shareholders representing at least 95% of shares that vote at a shareholders meeting. The nomination rights of the Alibaba Partnership will remain in place notwithstanding a change of control or merger of Alibaba and, for so long as SoftBank and Yahoo remain substantial shareholders, it is expected that the Alibaba Partnership nominees will receive a majority of votes cast at any meeting for the election of directors and will be elected as directors. These provisions and agreements could have the effect of delaying, preventing or deterring a change in control and could limit the opportunity of the Fund to receive a premium for its Alibaba shares. As of the date of this annual report, the parties to the voting agreement and the partners of the Alibaba Partnership held in the aggregate more than 50% of Alibaba’s outstanding ordinary shares (including unvested shares and shares underlying vested and unvested awards).

As a result of the foregoing nomination and voting arrangements, the Fund’s ability to affect the management of Alibaba through election of directors to Alibaba’s board of directors will be substantially limited.

The Fund’s investment performance may be materially and adversely affected by economic conditions in the PRC as well as globally.

A significant portion of the Fund’s assets consists of Alibaba shares. Alibaba has significant operations in the PRC. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic, political and legal developments in the PRC. Chinese equities and many American Depositary Shares issued by companies that primarily operate in the PRC, including Alibaba, have experienced increased volatility over the past few years. Although the PRC government has taken steps to seek to stabilize the PRC equity markets, it is uncertain what effect such measures will have, if any, on the PRC equity markets or on the price of American Depositary Shares issued by companies that primarily operate in the PRC. Continued price drops in the PRC equity markets and any related price drops of American Depositary Shares issued by companies that primarily operate in the PRC may adversely affect the Fund’s investment performance and the market price of the Fund’s common stock.

The PRC government has in recent years implemented a number of measures to control the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, as well as by implementing other measures designed to tighten credit and liquidity and regulate its securities market. These measures have contributed to a slowdown of the PRC economy. While the PRC government started easing its monetary policy a few years ago, there have been signs of a continuing economic slowdown in the PRC. Any continuing or worsening slowdown could significantly reduce domestic commerce in the PRC, including business activities conducted through the Internet generally and within the online services and e-commerce industry in which the Fund’s investments are concentrated. An economic downturn, whether actual or perceived, a further decrease in economic growth rates, or an otherwise uncertain economic outlook in the PRC or any other market could have a material adverse effect on the Fund’s investment performance and financial condition.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange, and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over the PRC’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions, and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on the Fund. The Fund’s financial condition and results of operation could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Alibaba. In addition, the PRC government has implemented in the past certain measures, including interest rate increases, to control the pace of economic growth. These measures may cause decreased economic activity. While the PRC government maintained its expansionary monetary policy in 2016, there have been signs of continuing economic slowdown in China. Any prolonged slowdown in the Chinese economy could lead to a reduction in demand for Alibaba’s services and consequently have a material adverse effect on Alibaba’s businesses, financial condition and results of operations.

If the PRC government deems that Alibaba’s contractual arrangements in relation to variable interest entities owned by PRC citizens and through which Alibaba conducts its business in the PRC do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

Foreign ownership of certain types of Internet businesses in the PRC, such as Internet information services, is subject to restrictions under applicable PRC laws, rules, and regulations and foreign investors are generally not permitted to own more than 50 percent of the equity interests in a value-added telecommunication service provider. Any foreign investor must also have experience and a good track record in providing value-added telecommunications services overseas. Although according to the Notice on Lifting the Restriction to Foreign Shareholding Percentage in Online Data Processing and Transaction Processing Business (Operational Ecommerce) promulgated by the PRC’s Ministry of Industry and Information Technology on June 19, 2015, foreign investors are allowed to hold up to 100% of all equity interests in the online data processing and transaction processing business (operational e-commerce) in China, other requirements provided by the Foreign Investment Telecommunications Rules (such as the track record and experience requirement for a major foreign investor) still apply. It is unclear how this notice will be implemented and there exist high uncertainties with respect to its interpretation and implementation by authorities.

Alibaba provides Internet information services in the PRC through a number of PRC incorporated variable interest entities (“VIEs”), which are owned by PRC citizens who are Alibaba’s founders or senior employees or by PRC entities owned by such PRC citizens, and who have contractual arrangements with Alibaba. These contractual arrangements give Alibaba effective control over each of the VIEs enabling it to obtain substantially all of the economic benefits arising from the VIEs and consolidate the financial results of the VIEs in its results of operations. Although the VIE structure adopted by Alibaba is consistent with longstanding industry practice, and is commonly adopted by comparable companies in the PRC, the PRC government may not agree that these arrangements comply with PRC licensing, registration, or other regulatory requirements, with existing policies, or with requirements or policies that may be adopted in the future.

In January 2015, the Ministry of Commerce of the PRC published a discussion draft of the proposed Foreign Investment Law (the “Discussion Draft”), which aims to, upon its enactment, replace the existing laws regulating foreign investment in the PRC. While the Ministry of Commerce of the PRC completed the solicitation of the comments on the Discussion Draft in February 2015, there are still substantial uncertainties with respect to its enactment timetable. The Discussion Draft, if enacted as proposed, may impact the viability of Alibaba’s current corporate structure, corporate governance, and business operations. There are substantial uncertainties with regard to the interpretation and application of the Discussion Draft, once enacted, and to current PRC laws, rules, and regulations. If Alibaba or any of its VIEs are found to be in violation of any existing or future PRC laws, rules, or regulations, or fail to obtain or maintain any of the required permits or approvals, or fulfill any reporting obligations, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including revoking the business and operating licenses of Alibaba’s PRC subsidiaries or its VIEs, requiring Alibaba to discontinue or restrict its operations, restricting Alibaba’s right to collect revenue, blocking one or more of Alibaba’s websites, requiring Alibaba to restructure its operations or taking other regulatory or enforcement actions against Alibaba. The imposition of any of these measures could result in a material adverse effect on Alibaba’s ability to conduct all or any portion of its business operations. Any of these events could have a material adverse effect on the business, financial condition, and results of operations of Alibaba, and in turn, the Fund’s investment performance.

There are uncertainties regarding the interpretation and enforcement of PRC laws, rules, and regulations.

Most of Alibaba’s operations are conducted in the PRC and are governed by the PRC laws, rules, and regulations. Alibaba’s PRC subsidiaries are subject to laws, rules, and regulations applicable to foreign investment in the PRC. The PRC legal system is a civil law system based on written statutes. Prior court decisions may be cited for reference but, unlike the common law system, they have limited precedential value.

In 1979, the PRC government began to promulgate a comprehensive system of laws, rules, and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investment in the PRC. However, the PRC has not developed a fully integrated legal system, and recently enacted laws, rules, and regulations may not sufficiently cover all aspects of economic activities in the PRC, or may be subject to significant degrees of interpretation by PRC regulatory agencies. In particular, because these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and their nonbinding nature, and because the laws, rules, and regulations often give the relevant regulator significant discretion in how to enforce them, the interpretation and enforcement of these laws, rules, and regulations involve uncertainties, and can be inconsistent and unpredictable. Therefore, it is possible that Alibaba’s existing operations may be found not to be in full compliance with relevant laws and regulations in the future. In addition, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all, and which may have a retroactive effect. As a result, Alibaba may not be aware of any violation of these policies and rules until sometime after the occurrence of the violation.

Any administrative and court proceedings in the PRC may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection Alibaba enjoys than in more developed legal systems. These uncertainties may impede Alibaba’s ability to enforce the contracts it has entered into, and could materially and adversely affect the performance of the Fund’s investments.

The Fund faces uncertainties with respect to the possible PRC taxation of any sale, distribution, or other transfer of Alibaba shares or Alibaba ADSs by the Fund and/or its subsidiaries.

On February 3, 2015, the PRC State Administration of Taxation (“SAT”) issued the Bulletin Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Property by Non-Resident Enterprises, SAT Bulletin [2015] No. 7 (“Bulletin 7”). Bulletin 7 governs indirect transfers of PRC taxable property, which includes equity interests in PRC resident enterprises, real estate located in the PRC, and the assets of a “place or establishment” in the PRC of a foreign company. An indirect transfer occurs when a foreign company that is not resident in the PRC transfers shares in another foreign company that is not resident in the PRC, and the company whose shares are transferred directly or indirectly holds PRC taxable property.

Under Bulletin 7, an “indirect transfer” of PRC taxable property, including equity interests, by a foreign company that is not resident in the PRC may be recharacterized and treated as a direct transfer of PRC taxable property and subject to PRC tax, if such arrangement does not have a reasonable commercial purpose. An arrangement is deemed to lack a reasonable commercial purpose if the primary purpose of the arrangement is to avoid PRC tax. Bulletin 7 provides three safe harbors under which an indirect transfer will not be taxed. Bulletin 7 also includes a list of criteria (the so-called “blacklist”) and provides that, if all of the criteria are met, an indirect transfer will be deemed to lack reasonable commercial purpose without further analysis. If a transaction does not fall within a safe harbor or meet all of the blacklist criteria, then the question of whether an indirect transfer lacks reasonable commercial purpose is evaluated based on a totality of facts and circumstances test.

Because Alibaba holds PRC taxable property, any sale, distribution, or other transfer of Alibaba shares or Alibaba ADSs by the Fund and/or its subsidiaries (any such transfer, an “Alibaba Share Transfer”) would be an indirect transfer under Bulletin 7. Consequently, the Fund faces uncertainties with respect to the possible PRC taxation of Alibaba Share Transfers under Bulletin 7, including any sale, exchange, dividend or other distribution (including any liquidating distribution) of

Alibaba ADSs. If an Alibaba Share Transfer were subject to a PRC tax under Bulletin 7, the tax would be 10% of the gain that the PRC tax authorities deemed the Fund and/or its subsidiaries to have derived from such transfer. While the rules for determining gain for purposes of Bulletin 7 are complex, the Fund believes that the basis that would be applied will be fairly low, resulting in a substantial gain to which the Bulletin 7 tax would apply.

If the PRC tax is deemed applicable and is not timely paid, interest will accrue until the tax is paid or settled by the transferor. Further, a transferee who has paid consideration for the transferred shares is a withholding agent and can be subject to a penalty for failure to withhold the PRC tax payable by the transferor in an amount up to three times the amount of the tax.

The transferee and transferor can each voluntarily report an indirect transfer of PRC taxable property to the PRC tax authorities. Voluntary reporting may entitle the transferor to a lower rate of interest on the PRC tax payable and gives the transferee a possible exemption or reduction of the penalty for failure to withhold. The statute of limitations applicable to Bulletin 7 cases is ten years.

One of the safe harbors under Bulletin 7 is for transfers that would qualify for tax exemption under a tax treaty between the PRC and the transferor’s country of residence if the transfer of PRC taxable property had been direct rather than indirect. Based on the advice of counsel, the Fund believes that Alibaba Share Transfers are more likely than not to qualify for the treaty safe harbor based on the existing bi-lateral tax treaties between the United States and the PRC and between Hong Kong and the PRC. There can be no assurance, however, that the PRC, which has ultimate taxing authority under Bulletin 7, will agree with the applicability of the treaty safe harbor to Alibaba Share Transfers.

If the treaty safe harbor did not apply, based on advice of counsel, the Fund believes that Alibaba Share Transfers should not fall within the “blacklist” and are more likely than not to be deemed to have a reasonable commercial purpose under the totality of facts and circumstances test referred to above because the avoidance of PRC tax is not the main purpose. There can be no assurance that the PRC tax authorities will agree with these positions.

As Bulletin 7 is relatively new, there are no formal interpretations and little practical experience as to how the PRC tax authorities will interpret and apply Bulletin 7 to Alibaba Share Transfers, and its interpretation by the courts in the PRC remains largely untested. The PRC tax authorities have wide discretion and may interpret and administer Bulletin 7 in a way that results in PRC taxation of Alibaba Share Transfers, notwithstanding the Fund’s belief that this would be incorrect as a matter of law. In such event, the Fund and/or its subsidiaries may be subject to PRC tax on Alibaba Share Transfers.

Based on advice of counsel, although not free from doubt, the Fund believes that if tax were imposed on an Alibaba Share Transfer pursuant to Bulletin 7, the Fund will be entitled to claim the amount of tax paid as a credit against its U.S. federal income tax liability on such transfer. In order to claim the credit and obtain a refund of the resulting U.S. tax overpayment, the Fund would need to pay the tax assessed by the PRC tax authorities and pursue all effective and practical remedies to contest the tax under PRC law and the tax treaty between the United States and the PRC. To ensure that the Fund has sufficient assets and liquidity to pay and contest any PRC tax imposed on Alibaba Share Transfers, the Fund may need to delay the return of such assets to stockholders for a significant period of time. The rules relating to the foreign tax credit are complex and their application to a PRC tax imposed on an Alibaba Share Transfer is not entirely clear. Notwithstanding the advice of counsel referred to above, there can be no assurance that the IRS or a court would agree with the conclusion that Altaba is entitled to claim a credit for such tax. Moreover, a foreign tax credit would not be available in respect of any penalties imposed on the Fund in its capacity as a withholding agent under Bulletin 7.

Risks Related to Yahoo Japan

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares and the Yen/USD foreign exchange rate.

The market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares. The equity valuation of the Fund’s investment in Yahoo Japan and the dividends the Fund receives from Yahoo Japan may be impacted due to fluctuations in the Yen/USD foreign exchange rate. The Japanese yen has shown volatility in the past and may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Yahoo Japan provides a wide range of online services to Internet users in Japan, from search and information listing to community and e-commerce. As of June 30, 2018, the Fund’s Yahoo Japan shares would have represented approximately 8 percent of the value of the Fund’s total assets based on the Yen/USD foreign exchange rate on such date. The Yahoo Japan shares are a significant portion of the Fund’s assets. While the Fund announced on July 9, 2018 that is has agreed to sell up to 613,888,888 shares of Yahoo Japan holdings to SoftBank Corp., and currently intends to seek to sell its remaining Yahoo Japan shares over time, in the near term it will likely continue to hold a significant portion of its total assets in the Yahoo Japan shares. As a result, the market price and net asset value of the Fund’s common stock will be materially impacted by the market price of Yahoo Japan shares, which in turn will be affected by Yahoo Japan’s business, management, results of operations, and financial condition. You are encouraged to review the risk factors affecting the businesses and operations of Yahoo Japan available on the Yahoo Japan Website at http://ir.yahoo.co.jp/en/policy/risk.html.

The trading price of Yahoo Japan shares can be volatile, which could result in substantial losses to the Fund. For example, the high and low sale prices of Yahoo Japan shares between December 31, 2017 and June 30, 2018 were ¥538 and ¥364, respectively. Yahoo Japan shares are listed on the Tokyo Stock Exchange, which means the investment performance of Yahoo Japan shares are impacted by fluctuations in the Japanese equity market. In addition to market and industry factors, the price and trading volume for the Yahoo Japan shares may be volatile for specific business reasons, including: (i) variations in Yahoo Japan’s results of operations; (ii) announcements about Yahoo Japan’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Yahoo Japan or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures or capital commitments; (vi) press reports, whether or not true, about Yahoo Japan’s business; (vii) regulatory allegations or actions or negative reports or publicity against Yahoo Japan, regardless of their veracity or materiality to Yahoo Japan; (viii) changes in pricing made by Yahoo Japan or its competitors; (ix) conditions in the online retail market; (x) additions to or departures of Yahoo Japan management; (xi) fluctuations of exchange rates between the Japanese yen and the U.S. dollar; (xii) actual or perceived general economic and business conditions and trends in Japan and globally; and (xiii) changes or developments in Japan or global regulatory environment. Any of these factors may result in large and sudden changes in the volume and trading price of Yahoo Japan shares.

Yahoo Japan generates a significant amount of its revenue from its advertising-related and e-commerce businesses, which may be hindered by such factors as a slow growth in the Internet advertising market, a decrease in advertising expenditures (which could result from macroeconomic trends, changing user behavior or trends in advertising budget allocations), Yahoo Japan’s failure to obtain a significant share of the mobile advertising market, or a slowdown in the growth rate of users of member services or fee-based services, each of which could negatively impact Yahoo Japan’s advertising revenues and business performance.

Yahoo Japan operates in an intensely competitive and technology-based Internet market that is subject to rapid changes, including changes in laws and the regulatory environment and the risk of consumer lawsuits or lawsuits alleging intellectual property infringements. It faces competition from companies that are in the business of mobile operating system development, Internet advertising, and e-commerce. Competitors include companies such as Rakuten, Google and Microsoft. The Internet sector is characterized by fast technological changes, evolving industry standards, changing market conditions, and frequent new product and service introductions and enhancements. The introduction of services using new technologies or the adoption of new industry standards can make the existing products or services under development obsolete or unmarketable. In order to compete effectively, Yahoo Japan must continually adapt to a rapidly changing business environment and introduce new products and services that achieve market acceptance. If Yahoo Japan’s services become obsolete or it is slow to implement new technologies, then it could suffer a decline in competiveness against its competitors. There can be no assurance that Yahoo Japan can maintain its market position in the Japanese Internet market, and the failure to so maintain its position could have a negative impact on its business performance. Yahoo Japan also relies on Google to provide search engine and advertisement services tied to web searches, which agreement expires March 31, 2019. Changes in this relationship, any relationship with any significant shareholder or other business partner, or any business strategies of such shareholders or partners could adversely affect Yahoo Japan’s businesses and services.

You are encouraged to review the information set forth on the Yahoo Japan Website for additional information about Yahoo Japan’s business, management, results of operations, financial condition, and risks. This information may be obtained on the Yahoo Japan Website on the Investor Relations page at http://ir.yahoo.co.jp/en/. You should also review Yahoo Japan’s English language press releases available on the Yahoo Japan Website on the Press Releases page a t http://pr.yahoo.co.jp/en/. You should review information made available by Yahoo Japan because the value of the Fund’s common stock will be heavily dependent upon and influenced by the value of the Yahoo Japan shares. All information with respect to Yahoo Japan in this registration statement is derived from information available on the Yahoo Japan Website. Such information is provided for informational purposes only and Yahoo makes no representation and assumes no responsibility for the accuracy or completeness of such information.

The Fund’s investment performance may be materially and adversely affected by economic conditions in Japan as well as globally.

A significant portion of the Fund’s assets consists of Yahoo Japan shares. Yahoo Japan has significant operations in Japan. As a result, the Fund’s investment performance and net income are impacted to a significant extent by economic and operating conditions in Japan.

The Japanese economy has only recently emerged from a prolonged economic downturn. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases, and budget deficits. In the past, at times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. The foregoing factors, as well as other political, social, regulatory, economic, or environmental events that occur in Japan, including changes in domestic consumption, increases in government debt, and changes to fiscal, monetary, or trade policies, may affect Japanese markets and adversely affect the Fund’s investment performance.

Japan’s international trade has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic, political, or social instability of these countries (whether resulting from local or global events). Japan’s important trade partners include the United States, the PRC, and certain countries in Southeast Asia, and such trade can be affected by conditions in these other countries and currency fluctuations.

Despite a deepening in the economic relationship between Japan and the PRC, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect Japan’s economy, especially the export sector, and destabilize the region as a whole.

Japan’s decline in productivity due to a population decrease, aging society, and stagnant investment due to the population decrease as well as uncertainty regarding reform efforts and their successful implementation could materially and adversely affect the Fund’s investment performance.

Some of Japan’s economic reform and trade liberalization measures may benefit the overall economy of Japan, but may also have a negative effect on the Fund. The Fund’s investment performance could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Yahoo Japan.

Shareholder rights under Japanese law may be more limited than shareholder rights under the laws of the United States.

Yahoo Japan is regulated by, among other rules and regulations, the Companies Act (Act No. 86 of July 26, 2005) which governs its corporate affairs. Legal principles relating to the operation of Yahoo Japan, including as to matters such as the validity of corporate procedures, directors’ and officers’ fiduciary duties, and shareholders’ rights may be different from those that apply to U.S. companies. Shareholder rights under Japanese law may not be as extensive as shareholders’ rights under the laws of the United States. In addition, Japanese courts may not be willing to enforce liabilities against Yahoo Japan in actions brought in Japan that are based upon the securities laws of the United States or any U.S. state.

Risks Related to the Fund’s Operations as an Investment Company

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s common stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund’s common stock should not be considered a complete investment program.

An investment in the Fund’s common stock should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objective and policies, as well as the stockholder’s other investments when considering an investment in the Fund.

The Fund’s investments in equity securities are volatile.

Stock markets are volatile, and the prices of equity securities, such as the Alibaba shares and the Yahoo Japan shares, fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although over many historical periods common stocks have generated higher average total returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of such equity securities. Equity securities may also decline due to factors affecting the issuer’s industry. The value of the equity securities held by the Fund, such as the Alibaba shares and the Yahoo Japan shares, may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets, and reduced demand for its goods and services, or when political or economic events affecting the issuer occur. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of the issuer’s shares. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market. Stock markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies and industries. These fluctuations may include a so-called “bubble market” in which investors temporarily raise the price of the stocks of companies in certain industries, such as the e-commerce industry, to unsustainable levels. These market fluctuations may significantly affect the trading price of the Fund’s investments, including the Fund’s Alibaba shares and Yahoo Japan shares. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and issuers’ borrowing costs increase. Equity securities are structurally subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of the issuer.

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its direct and indirect interests in the Alibaba shares, the Yahoo Japan shares, the Minority Investments, the Marketable Debt Securities Portfolio, and the Excalibur IP Assets. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include:

•	available cash balances, including interest income from the Marketable Debt Securities Portfolio;

•	any dividends the Fund may receive from its investment in the Alibaba shares (although Alibaba does not currently pay dividends on Alibaba shares) or the Yahoo Japan shares;

•	income from the monetization and licensing of the Excalibur IP Assets;

•	amounts the Fund is able to borrow;

•	income the Fund may be able to earn from lending its portfolio securities; and

•	proceeds from any asset sales, net of taxes.

Prior to the date of this Semi-Annual Report, Alibaba has not paid dividends on Alibaba shares and has stated that it does not currently intend to pay dividends on Alibaba shares. Yahoo Japan declared a year-end cash dividend of ¥8.86 or approximately $0.08 (based on the Yen/USD foreign exchange rate as of June 30, 2018 per Yahoo Japan Share for the fiscal year ended March 31, 2018 paid to Altaba in June 2018. No assurance can be given that Yahoo Japan will maintain its current annual per share cash dividend for any future fiscal years.

From January 1, 2018 through June 30, 2018, the Marketable Debt Securities Portfolio generated approximately $52 million of income for Altaba. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund, particularly if all or a portion of the Marketable Debt Securities Portfolio is monetized to fund repurchases of the Fund’s common stock.

The Fund may not be able generate income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells Alibaba shares, Yahoo Japan shares, Minority Investments, the Marketable Debt Securities Portfolio, or Excalibur IP Assets, which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of borrowed money could result in greater volatility and losses.

The Fund currently has approximately $1.4 billion in principal amount of Convertible Notes outstanding outstanding and $3 billion in principal amount of margin loans outstanding under the Margin Loan Agreement. The Fund also may enter into leverage transactions (i) to fund working capital and pay other expenses of the Fund, (ii) to repurchase shares of its common stock and pay dividends to its stockholders, and (iii) to seek to enhance returns or to diversify its portfolio, in each case if and to the extent authorized by the Board from time to time. As a result, the net asset value and market value of its common stock may be more volatile. Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of the Fund’s common stock. Therefore, if the market value of the Fund’s portfolio declines, the borrowing will result in a greater decrease in net asset value to the holders of the Fund’s common stock than if the Fund had not borrowed money. In addition, a decline in the value of the Fund’s investment in common stock of Alibaba could result in a requirement to prepay the margin loans outstanding under the Margin Loan Agreement or to provide additional collateral under the Margin Loan Agreement consisting of cash or additional ADSs of Alibaba. These net asset value decreases may cause a greater decline in the market price of the Fund’s common stock. In extreme cases, the Fund might be in danger of failing to maintain the 300 percent asset coverage required by the 1940 Act. In such an event, the Fund might liquidate investments in order to repay all or a portion of the money it had borrowed. The Fund would be required to pay taxes on any gains realized in connection with any sale of its assets to repay its borrowings. A sale of Alibaba shares, Yahoo Japan shares, Marketable Debt Securities Portfolio, Minority Investments or Excalibur IP Assets at times when the value of such assets has declined would be disadvantageous to the Fund.

On February 23, 2018, Altaba HK MC Limited (the “Borrower”) entered into the Margin Loan Agreement and borrowed $3 billion thereunder from JPMorgan Chase Bank, N.A., London Branch (“JPM”) and Credit Suisse AG, Cayman Islands Branch (“CS”; and JPM and CS, collectively referred to, along with other financial institutions that may become party to the Margin Loan Agreement as lenders from time to time, the “Lenders”). The Borrower’s obligations under the Margin Loan Agreement are guaranteed by the Fund. The Borrower is a special purpose entity formed for the sole purpose of acting as the borrower under the Margin Loan Agreement and is an indirect wholly-owned subsidiary of the Fund. The loans under the Margin Loan Agreement are secured by a combination of 28,000,000 Alibaba American Depositary Shares (“ADS”) and approximately $2 billion cash and short term investments pledged to the Lenders.

Lending the Fund’s securities to third parties may cause losses.

The Fund may lend its Eligible Portfolio Securities to banks or dealers which meet the creditworthiness standards established by the Board from time to time. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund, and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned, or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by the External Advisers, who, in doing so, apply the investment guidelines set by Altaba. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisers, will be successful. The External Advisers’ investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of External Advisers in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisers may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisers will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring the External Advisers to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by the External Advisers. The External Advisers apply investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisers, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisers are operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisers, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Advisers, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisers. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisers, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Advisers, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, one or more of the External Advisers or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

As a non-diversified investment company, the Fund’s investment performance is at risk from fluctuations in Alibaba’s and Yahoo Japan’s performance.

The Fund is a non-diversified investment company under the 1940 Act. As a result, there are no regulatory requirements under the 1940 Act that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer and the Fund’s assets are primarily invested in Alibaba and Yahoo Japan. As a consequence, the aggregate returns the Fund realizes may be adversely affected if its investment in Alibaba or its investment in Yahoo Japan performs poorly. To the extent that the Fund’s investments in Alibaba and/or Yahoo Japan remain a large portion of its assets, the Fund’s returns may fluctuate as a result of any single economic, political, or regulatory occurrence affecting, or in the market’s assessment of, Alibaba or Yahoo Japan to a greater extent than those of a diversified investment company.

The Fund’s ability to sell or otherwise dispose of the Alibaba shares, Yahoo Japan shares, and Minority Investments is limited by certain factors.

Factors limiting the Fund’s ability to dispose of its assets include:

•

the size of the Fund’s stake in each of Alibaba and Yahoo Japan relative to the average trading volumes for Alibaba shares and Yahoo Japan shares may make it more difficult for the Fund to sell large quantities of Alibaba shares and Yahoo Japan shares in a short period of time or at prices at which the Fund carries such shares on its books for purposes of calculating the Fund’s net asset value; and

•

the Fund would still likely be required to pay significant capital gains tax if it sold or otherwise disposed of its Alibaba shares or Yahoo Japan shares even with the increase in tax basis in its Alibaba shares and Yahoo Japan shares as a result of the deemed dividend repatriation required by TCJA.

The Fund’s ability to sell its Alibaba shares is subject to certain restrictions under a registration rights agreement with Alibaba, Jack Ma, Joe Tsai, SoftBank and certain of their affiliates. Under the registration rights agreement, the Fund generally can sell or otherwise dispose of its Alibaba shares without limitation or restriction provided the sale or disposition is effected through one or more private sales not executed or recorded on a public exchange or quotation service (“Off-Exchange Sales”).

Under the registration rights agreement, the Fund can sell an unlimited amount of Alibaba shares in one or more transactions executed or recorded on a public exchange or quotation service within a 90-day period. However, if the Fund sells or otherwise disposes of more than $1 billion of Alibaba shares in one or more transactions executed or recorded on a public exchange or quotation service within a 90-day period (a “Large Resale”), then it can sell only up to $1 billion of Alibaba shares (excluding Off-Exchange Sales) in each of the next two 90-day periods. The Fund also is restricted in its ability to sell shares in public block trades (other than Off-Exchange Sales) in excess of certain threshold amounts or, unless it obtains permission from Alibaba, at a price less than 92% of the most recent prior closing price per Alibaba share on the New York Stock Exchange. If the Fund executes a Large Resale or a public block trade or requests Alibaba’s assistance in marketing the sale of Alibaba shares owned by the Fund in accordance with the terms of the registration rights agreement, then the Fund cannot execute another Large Resale or public block trade or request Alibaba’s assistance in marketing another sale of Alibaba shares during the 180-day period following such transaction, subject to a limited exception for sales pursuant to Rule 10b5-1 plans.

Additionally, if Alibaba initiates an underwritten offering of its shares and if Alibaba or the underwriters participating in such offering request that the Fund enter into a lock-up agreement to not dispose of its Alibaba shares for a period of up to 180 days, then the registration rights agreement requires the Fund to enter into such a lock up agreement to the extent that Alibaba and certain management members of Alibaba are similarly bound.

Under the terms of the Stock Purchase Agreement, the Fund may not, without Verizon’s consent, to the extent within the Fund’s control, and except as may result in a violation by the Fund or any of its directors, officers, or employees of applicable law (including fiduciary duties) sell its shares in Yahoo Japan or consent to an acquisition of Yahoo Japan or all or substantially all of Yahoo Japan’s assets if such action would reasonably be expected to cause the termination of, or give Yahoo Japan the right to terminate, the license agreement between Yahoo Japan and Yahoo, although the Fund does not believe this provision meaningfully restricts its ability to sell Yahoo Japan shares.

There is no assurance that the Fund’s obligations under the registration rights agreement will not adversely affect the Fund’s ability to sell Alibaba shares at a time it desires to do so or that they will not adversely affect the price at which the Fund can sell such shares.

The Fund’s investments are concentrated in the online services and e-commerce industry, and risks associated with this industry may adversely affect the Fund’s investments.

The Fund’s investments are concentrated in the online services and e-commerce industry. Because the Fund is focused in a specific industry, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the online services and e-commerce industry may have a larger impact on the Fund than on an investment company that does not concentrate in such industry. At times, the performance of securities of companies in the online services and e-commerce industry will lag behind the performance of other industries or the broader market as a whole.

Alibaba operates a platform for third parties to sell products through its website. Yahoo Japan provides a wide range of online services to internet users in Japan, from search and information listing to community and e-commerce. Alibaba and Yahoo Japan encounter risks and difficulties frequently experienced by Internet-based businesses, including risks related to their ability to attract and retain customers on a cost-effective basis and their ability to operate, support, expand, and develop their Internet operations, website, software, and other related operational systems.

Any compromise of Alibaba’s or Yahoo Japan’s online security or misappropriation of proprietary information could have a material adverse effect on the Fund’s investments. Advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may result in a compromise or breach of the technology used by Alibaba or Yahoo Japan to protect client transaction data. Anyone who is able to circumvent Alibaba’s or Yahoo Japan’s security measures could misappropriate proprietary information or cause material interruptions in Alibaba’s or Yahoo Japan’s operations. Alibaba or Yahoo Japan may be required to expend significant capital and other resources to protect against security breaches or to minimize problems caused by security breaches. To the extent that Alibaba’s or Yahoo Japan’s activities involve the storage and transmission of proprietary information, security breaches could damage Alibaba’s or Yahoo Japan’s reputation and expose them to a risk of loss and/or litigation which might adversely impact the Fund’s investment performance.

The online and e-commerce business is dependent upon the continued use of the Internet by consumers via computers and mobile devices. The ways in which consumers access and use the Internet rapidly evolve, and there can be no assurance that these changes will not adversely affect the industry.

New regulation or changes to existing regulation of Internet services and e-commerce companies could adversely affect Alibaba’s or Yahoo Japan’s profitability and operations and the value of the Fund’s investments in Alibaba and Yahoo Japan.

E-commerce companies sometimes receive communications alleging that items or content offered or sold through their online marketplaces by third parties, or that they make available through other services such as online music platforms, infringe third-party copyrights, trademarks, patents, or other intellectual property rights. Moreover, e-commerce companies receive negative publicity regarding the sales of counterfeit and pirated items or content on their marketplaces. Continued public perception that counterfeit or pirated items or content are commonplace on e-commerce marketplaces, or perceived delays in removal of these items or content from e-commerce marketplaces, even if factually incorrect, can damage the reputation of e-commerce companies, result in lower list prices for items or content sold through their marketplaces, harm e-commerce business, and adversely affect the value of the Fund’s investments.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund’s Marketable Debt Securities Portfolio is exposed to market risk for changes in interest rates.

The Fund’s exposure to market risk for changes in interest rates primarily relates to its Marketable Debt Securities Portfolio. The Fund invests excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high-credit corporate issuers which are classified as marketable debt securities and cash equivalents.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Due in part to these factors, the Fund’s future investment income may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if forced to sell securities that have declined in market value due to changes in interest rates or changes in credit quality. A hypothetical 100 basis point increase in interest rates would have resulted in an estimated decrease in the fair value of the Fund’s debt securities of $13 million and $6 million as of December 31, 2017 and June 30, 2018, respectively.

The Fund is exposed to litigation and investigations, including litigation and investigations related to the Sale Transaction.

The Fund is subject to pending litigation, and may become subject to further litigation, including litigation related to entering into the Sale Transaction. This litigation will include actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund.

The Fund is further exposed to certain liabilities arising out of certain data security incidents and other data breaches incurred by Yahoo (collectively, the “Data Breaches”), which may have an adverse impact on the Fund. The Fund has retained certain liabilities arising out of governmental or third party investigations, litigation or claims related to the Data Breaches. The Fund faces numerous putative consumer class action lawsuits, putative stockholder class actions on behalf of persons who purchased or otherwise acquired Yahoo’s stock between April 30, 2013 and December 14, 2016 and multiple stockholder derivative actions, some of which also assert class claims on behalf of current stockholders of the Fund, and other lawsuits and claims may be asserted by or on behalf of users, partners, shareholders, or others seeking damages or other related relief, allegedly arising out of the Data Breaches. Yahoo was also facing investigations by a number of federal, state, and foreign governmental officials and agencies.

These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Risks Related to the Fund’s Common Stock and the Securities Market

The market price of the Fund’s common stock may fluctuate significantly.

The Fund cannot predict the prices at which the Fund’s common stock may trade or whether the market value of the Fund’s common stock will be less than, equal to, or greater than the net asset value of the Fund’s common stock after the Sale Transaction.

The market price of the Fund’s common stock may fluctuate significantly due to a number of factors, some of which may be beyond the Fund’s control, including:

•	the market price of Alibaba shares and Yahoo Japan shares;

•	changes to tax laws or regulations to which the Fund, Alibaba, or Yahoo Japan is subject;

•	lack of demand in the market for shares of the Fund’s common stock; and

•	domestic and foreign economic conditions.

Shares of the Fund’s common stock may trade at a substantial discount from net asset value.

Shares of closed-end management investment companies frequently trade at a discount from net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets are generally considered by market participants in determining whether to purchase or sell the Fund’s common stock, whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock is determined by factors beyond the control of the Fund, such as supply of and demand for the Fund’s common stock, trading volume of the Fund’s common stock, general market and economic conditions, and other factors, the Fund cannot predict whether the Fund’s common stock will trade at, below, or above net asset value. In addition, the price of the Fund’s common stock may be adversely affected by the ability of investors to invest directly in Alibaba shares and Yahoo Japan shares and not be subject to the fees and expenses incurred by the Fund in connection with its operations, which may also reduce the liquidity of the Fund’s common stock which, in turn, may make the market price of the Fund’s common stock more volatile.

The Fund’s directors and executive officers are compensated, in part, with deferred compensation based on attainment of performance targets pre-established by the Board.

The Fund’s Compensation Committee has adopted a deferred compensation plan for the Fund’s directors and executive officers that may create an incentive for Fund management to make riskier and more speculative decisions than would be the case in the absence of such compensation arrangement, which could lead to adverse consequences for the Fund and stockholders. For additional information about the deferred compensation plan, see Note 10 — “Long-Term Incentive Plan”.

Delaware statutes and certain provisions in the Fund’s certificate of incorporation and bylaws could make it more difficult for a third-party to acquire the Fund.

Under the Fund’s certificate of incorporation and bylaws, the Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of the Fund’s common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deterring, or preventing a change in control of the Fund without further action by the stockholders and may adversely affect the voting and other rights of the holders of the Fund’s common stock.

The Fund’s certificate of incorporation and bylaws include provisions eliminating the ability of stockholders to take action by written consent and limiting the ability of stockholders to raise matters at a meeting of stockholders without giving advance notice, which may have the effect of delaying or preventing changes in control or changes in the Fund’s management, which could have an adverse effect on the market price of the Fund’s stock and the value of the approximately $1.4 billion aggregate principal amount of the Fund’s Convertible Notes. In addition, the Fund’s certificate of incorporation and bylaws do not permit cumulative voting, which may make it more difficult for a third-party to gain control of the Board. Further, the Fund is subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit the Fund from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change in control of the Fund.

Any of these provisions could, under certain circumstances, depress the market price of the Fund’s common stock and Convertible Notes.

The application of tax and other laws, and any changes in such laws, may adversely affect the Fund’s assets, shareholder returns or ability to pursue its investment objectives and policies.

The Fund’s investment objective and policies were adopted based on current statutes, regulations, and policies applicable to United States financial markets and institutions, corporation taxation, and international trade. The Fund cannot predict which statutes, regulations, or policies will be changed or repealed, or if changes are made, their effect on the value of the Fund’s assets. Because the Fund’s investment objective and policies are not fundamental, the Fund retains the right to change them in response to any such changes or for any other reason if the Board of Directors determines such changes to be in the best interests of stockholders. Examples of changes to the Fund’s investment objective and policies include: retaining assets that otherwise would have been sold; selling assets that otherwise would have been retained; selling assets on an accelerated or delayed time frame; diversifying the Fund’s assets to seek to minimize losses, to enhance gains or to seek to become a “regulated investment company” under the Code; adoption of a plan of liquidation and dissolution; and changing the way the Fund uses derivatives to seek to hedge against or profit from possible changes in the value of the Fund’s assets.

While new legislation was enacted during the period, the Fund has not completed its accounting for the tax effects of the TCJA. The provisional amounts recorded are subject to revision as the Fund completes its analysis of the TCJA, collects and prepares necessary data, and interprets any additional guidance issued by the U.S. Treasury Department, Internal Revenue Service (“IRS”), and other standard-setting bodies. The U.S. Treasury Department and IRS are continuing to draft and release regulations under the TCJA, and therefore the interpretation and application of its provisions remain subject to change.

Furthermore, as the Fund continues to pursue its investment objective through various transactions, the treatment of the Fund’s assets and any transactions involving such assets (including future liquidating distributions by the Fund, if any) may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related transactions may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the IRS or other U.S. or foreign taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability.

Risks Relating to the Fund’s Convertible Notes

The conversion feature of the Convertible Notes may adversely affect the Fund’s financial condition and operating results.

The conditional conversion feature of the Convertible Notes was triggered in the second quarter of 2018. The Convertibles Notes become convertible, in accordance with their terms and without satisfaction of any other considerations, after September 1, 2018. If one or more holders elect to convert their Convertible Notes, unless the Fund elects to satisfy its conversion obligation by delivering solely shares of the Fund’s common stock (other than paying cash in lieu of delivering any fractional share), the Fund would be required to settle a portion or all of its conversion obligation through the payment of cash, which could adversely affect the Fund’s liquidity or cause the Fund to sell assets at a time it would not otherwise choose to do so.

The Fund may not have the ability to raise the funds necessary to settle conversions of the Convertible Notes in cash or to repurchase the Convertible Notes upon a Fundamental Change, and the Fund’s future debt may contain limitations on its ability to pay cash upon conversion or repurchase of the Convertible Notes.

Holders of the Convertible Notes will have the right to require the Fund to repurchase all or a portion of their Convertible Notes upon the occurrence of a Fundamental Change at a repurchase price equal to 100 percent of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid special interest, if any. The Fund may not have enough available cash or be able to obtain financing at the time the Fund is required to make repurchases of Convertible Notes surrendered therefore, or pay cash with respect to Convertible Notes being converted if the Fund elects not to issue shares, which could harm its reputation and affect the trading price of its common stock.

The Hedge Transactions and Warrant Transactions may affect the value of the Fund’s Convertible Notes and the Fund’s common stock.

The Fund expects to continue to be a party to Hedge Transactions for as long as the Convertible Notes remain outstanding. The Hedge Transactions are generally expected to reduce the potential dilution upon conversion of the Convertible Notes and/or offset any cash payments the Fund is required to make in excess of the principal amount of converted Convertible Notes, as the case may be.

The Fund continues to be a party to the Warrant Transactions. However, the Warrant Transactions could separately have a dilutive effect to the extent that the market price per share of the Fund’s common stock exceeds the applicable strike price of the written warrants, in which case the Fund would be prohibited under the 1940 Act from issuing shares to satisfy its obligations under the Warrant Transactions. If the Fund is required to sell assets to satisfy its obligations under the Warrant Transactions in cash, it may be required to do so at a time that is disadvantageous to the Fund and its stockholders. The initial strike price of the written warrants was $71.24. Counterparties to the written warrants may make adjustments to certain terms of the written warrants upon the occurrence of specified events, if the event results in a change to the value of Altaba’s common stock or the value of the written warrants. To date, following the announcement of the Stock Purchase Agreement pursuant to which Altaba (then known as Yahoo! Inc.) sold its operating business to Verizon Communications, Inc., three Counterparties have given Altaba notices of adjustments reducing their written warrant exercise prices to a weighted average strike price of $68.42. The adjusted weighted average strike price of $68.42 was used in estimating the fair value of the written warrants as of June 30, 2018. Altaba is challenging the proposed adjustments made by the written warrant Counterparties. Altaba and one Counterparty terminated the written warrant transaction between them in June 2018. See Note 5 “Quantitative Disclosure of Derivative Holdings” for additional information.

In connection with establishing their initial hedge of the Hedge Transactions and Warrant Transactions, the Option Counterparties or their respective affiliates have purchased shares of the Fund’s common stock and/or entered into various derivative transactions with respect to the Fund’s common stock concurrently with or shortly after the pricing of the Convertible Notes. In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Fund’s common stock and/or purchasing or selling the Fund’s common stock or other securities of the Fund in secondary market transactions prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of Convertible Notes or following any repurchase of Convertible Notes by the Fund on any fundamental repurchase date or otherwise). This activity could cause or avoid an increase or a decrease in the market price of the Fund’s common stock or the Convertible Notes.

Any adverse change in the rating of the Convertible Notes or the Fund may cause their trading price to decline.

While Yahoo did not solicit a credit rating on Yahoo or on the Convertible Notes, one rating service historically rated both the Convertible Notes and Yahoo. If that rating service announces its intention to put the Fund or the Convertible Notes on credit watch or lowers its rating on the Fund or the Convertible Notes below any rating initially assigned to the Fund or the Convertible Notes, the trading price of the Convertible Notes could decline.

The accounting method for convertible debt securities that may be settled in cash, such as the Convertible Notes, could have a material effect on the Fund’s reported financial results.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), which has subsequently been codified as Accounting Standards Codification (“ASC”) 470-20, Debt with Conversion and Other Options, which we refer to as ASC 470-20. Under ASC 470-20, an entity must separately account for the liability and equity components of the convertible debt instruments (such as the Convertible Notes) that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer’s economic interest cost. The effect of ASC 470-20 on the accounting for the Convertible Notes is that the equity component is required to be included in the additional paid-in capital section of stockholders’ equity on the Fund’s consolidated balance sheet, and the value of the equity component would be treated as debt discount for purposes of accounting for the debt component of the Convertible Notes. As a result, the Fund will be required to record a greater amount of non-cash interest expense in current periods presented as a result of the amortization of the discounted carrying value of the Convertible Notes to their face amount over the term of the Convertible Notes. The Fund will report lower net income in its financial results because ASC 470-20 will require interest to include the current period’s amortization of the debt discount, which could adversely affect the Fund’s reported or future financial results, the trading price of the Fund’s common stock, and the trading price of the Convertible Notes.

Risks Related to the Excalibur IP Assets

The Fund may not be able to successfully monetize or realize meaningful value from the licensing and/or sale of the Excalibur IP Assets, and the Fund may not be able to sufficiently develop, maintain or protect the Excalibur IP Assets.

The Fund is exploring opportunities to monetize the Excalibur IP Assets through the licensing or sale of all or a portion of the Excalibur IP Assets. However, there is no assurance the Fund will be successful in monetizing or realizing meaningful value from such efforts. In addition, if the Fund is unable to effectively enforce any of the Excalibur IP Assets to prohibit unauthorized use and other exploitation thereof by third parties, the value of such assets may be adversely impacted. Enforcing the Excalibur IP Assets is expensive and time-consuming, and the Excalibur IP Assets will only have value for a limited amount of time. Potential licensees and other third parties may challenge the validity, scope, enforceability, or ownership of the Excalibur IP Assets, which may further increase the cost of maintaining them. In addition, patent laws in the U.S. and abroad may continue to change, and such changes may create additional challenges to the Fund’s monetization activities. For instance, during 2013 and 2015, various new laws were proposed and considered to address various perceived abuses of the patent system by patent assertion entities. The Excalibur IP Assets are valued using a combination of market and income approaches, which values the entity as a whole. There is no active market for the Excalibur IP Assets, which makes valuation of such assets extremely difficult and any sale of such assets may be at a price materially higher or lower than the value reported for such assets in the Fund’s consolidated financial statements. The Fund may also seek to sell all or a portion of the Excalibur IP Assets. A specific market event or partial divestiture could result in the Fund employing a different valuation method where the value could be significantly impacted.

Note 18    Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the consolidated statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

Agreements Related to the Fund’s Shares of Yahoo Japan

On July 9, 2018 (July 10, 2018 Japan Standard Time), the Fund entered into a definitive agreement (the “Tender Offer Agreement”) with SoftBank Corp. pursuant to which, subject to the terms and conditions of the Tender Offer Agreement, (i) Softbank Corp. agreed to commence a tender offer for 613,888,888 shares of common stock of Yahoo Japan at a price of JPY 360 (approximately US$ 3.26) per share, and (ii) the Fund has agreed to tender at least 613,888,888 shares of common stock of Yahoo Japan currently owned by the Fund in the tender offer.

The Fund sold a total of 613,750,500 shares of common stock of Yahoo Japan in the tender offer, which was completed on August 8, 2018 (Japan Standard Time), at a price of JPY 360 (approximately US$ 3.26) per share.

On July 9, 2018 (July 10, 2018 Japan Standard Time), concurrently with the execution of the Tender Offer Agreement, the Fund, SoftBank Group Corp. (“SoftBank”), and, for limited purposes, SBBM Corporation (“SBBM”) and SoftBank Group Japan Corporation (“SBGJ,” and together with SoftBank and SBBM, the “SB Entities”) entered into a definitive agreement (the “Termination Agreement”) pursuant to which the Joint Venture Agreement, dated April 1, 1996, as amended (the “Joint Venture Agreement”), which governed the Fund’s and the SB Entities’ shareholding and other governance arrangements relating to Yahoo Japan, was terminated with immediate effect. In connection with the termination of the Joint Venture Agreement, pursuant to the terms of the Termination Agreement (among other things), (i) the Fund caused Arthur Chong and Alexi A. Wellman to resign from the board of directors of Yahoo Japan, (ii) for a period of 12 months or until such time as the Fund’s ownership interest in Yahoo Japan falls below five percent of Yahoo Japan’s issued and outstanding shares, the Fund will continue to have consent rights with respect to certain extraordinary transactions involving Yahoo Japan, and (iii) the Fund will be provided certain access rights to Yahoo Japan for purposes of due diligence by potential purchasers of Yahoo Japan shares and compliance with tax and other legal and regulatory requirements.

Tender Offer

On June 7, 2018, the Fund commenced a tender offer to purchase up to 195,000,000 (approximately 24%) of the Fund’s issued and outstanding shares of its common stock, par value $0.001 per share (the “Shares”), upon the terms and subject to the conditions described in the Offer to Purchase, dated June 7, 2018, as amended and supplemented by the Supplement Offer to Purchase, dated July 9, 2018, and in the related Letter of Transmittal, as amended and restated by the Amended and Restated Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constituted the “Offer”). The Offer expired at 5:00 p.m., New York City time, on August 8, 2018 (such date and time, the “Expiration Date”).

For each Share accepted in the Offer, tendering stockholders received: (i) 0.35 American Depositary Shares (“Alibaba ADSs”) of Alibaba Group Holding Limited, a Cayman Islands company (“Alibaba”), which were held by the Fund in its investment portfolio, less any Alibaba ADSs withheld to satisfy applicable withholding taxes and subject to adjustment for fractional Alibaba ADSs (the “ADS Portion”), and (ii) an amount in cash equal to the daily volume-weighted average price for an Alibaba ADS on August 6, 2018, multiplied by 0.05, or $8.93, less any cash withheld to satisfy applicable withholding taxes and without interest.

A total of 358,184,048 shares of the Fund’s common stock were properly tendered and not properly withdrawn. Because the Offer was oversubscribed, only 195,000,000 of such Shares were accepted from tendering stockholders. These Shares were allocated on a pro rata basis (except that “odd lot” holders’ shares were purchased on a priority basis). The aggregate purchase price for the Shares purchased by the Fund in the Offer is approximately 68,250,000 Alibaba ADSs and $1,741,350,000 in cash, excluding fees and expenses relating to the Offer.

Future Transactions and Other Actions

Following completion of the Offer, the Board will continue to seek to reduce the Fund’s discount to net asset value and return capital to its stockholders on an efficient basis. Among the transactions and other actions the Board continues to evaluate are:

•	continuing to sell Yahoo Japan shares consistent with the Fund’s previously announced intent;

•	additional exchange offers of Alibaba shares (with or without cash) for Shares;

•	additional sales of Alibaba shares for cash;

•	additional repurchases of Shares either through tender offers or open market purchases using the proceeds from sales of Alibaba shares and/or Yahoo Japan shares;

•	converting to an open-end investment company to permit redemptions of Shares in-kind for Alibaba shares; and

•	adoption of a plan of liquidation and dissolution in accordance with Delaware law followed by one or more distributions of cash and/or other assets pursuant to such plan.

Each of these alternatives remains subject to approval by the Board and, in certain cases (e.g., a plan of liquidation and dissolution or converting to an open-end investment company), the Fund’s stockholders and/or additional exemptive relief from the SEC. Although the Board intends to continue to proceed expeditiously, there can be no assurance as to which of such actions or transactions the Fund may pursue, the timing of execution of any such action or transaction, or the terms thereof. Each alternative involves contractual, legal, regulatory and practical considerations which the Board will take into account in determining one or more courses of action. In determining whether to pursue any alternative, the Board will take into account, among other things: the then-prevailing discount to net asset value at which the Shares are trading; the Fund’s ability to execute the transaction more quickly and return capital to stockholders sooner; any anticipated accretion or other benefits that may accrue to stockholders; the impact on the value of the Fund’s remaining assets; the need for regulatory approval or any third party consents; and potential U.S. federal, state, local and foreign tax liabilities and the Fund’s ability to fund or contest such potential tax liabilities.

In addition, in considering any distributions of the Fund’s assets pursuant to any of such alternatives, the Board will carefully consider all known and reasonably likely liabilities and claims, including any potential tax liabilities, to ensure that following any distribution of cash or other assets to stockholders, whether pursuant to open market stock repurchases, tender or exchange offers or dividends, the Fund retains sufficient assets to satisfy its obligations as required by applicable law.

Although the Fund is actively taking steps to reduce, and to address any uncertainties regarding, its material contingent liabilities, there can be no assurances as to the timing or outcome of such actions. Accordingly, the Fund may be required to retain a significant amount of assets for substantial periods of time until such contingent liabilities are resolved or provided for.

By retaining more than 10% of the outstanding Alibaba shares (based on the number of Alibaba shares outstanding as of July 18, 2018 disclosed in Alibaba’s most recent Form 20-F filed with the SEC), certain tax advantages remain available should Alibaba desire to pursue a business combination with the Fund and a transaction were consummated. There can be no assurance that Alibaba will make a proposal to the Fund with respect to, or engage in negotiations regarding, any such transaction.

The Board has not made any decision with respect to any of the foregoing additional actions or transactions. There can be no assurance that any of such actions or transactions will be approved by the Board (or, if applicable, the Fund’s stockholders) or as to the timing or terms of any such action or transaction.

Other Information

June 30, 2018 (unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, beginning with the third quarter of its 2017 fiscal year. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at http://www.altaba.com/privacy-terms.cfm.

Notice to Stockholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/18-01/31/18	—	—	—	—
Month #2 02/01/18-02/28/18*	—	—	—	—
Month #3 03/01/18-03/31/18*	7,029,497	$76.57	7,029,497	$4,461,736,849
Month #4 04/01/18-04/30/18*	10,279,036	$70.36	10,279,036	$3,738,487,640
Month #5 05/01/18-05/31/18*	7,104,586	$74.02	7,104,586	$3,212,639,738
Month #6 06/01/18-06/30/18*	—	—	—	—

Total	24,413,119	$73.21	24,413,119	$3,212,639,738

*	On February 20, 2018, Board of Directors of Altaba authorized a new share repurchase program, pursuant to which the Fund may, from time to time, purchase up to $5 billion of its common stock; the program does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date	August 16, 2018

By (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date	August 16, 2018